Mallesons Stephen Jaques


                                                               Exhibit 10(ii)










Loan Note Subscription Agreement



Dated    26 February 2004



TXU Australia Holdings Pty Ltd
("Borrower")
Australia and New Zealand Banking Group Limited
Citibank, N.A.
Commonwealth Bank of Australia
Westpac Banking Corporation
and other
Financiers listed in the Details
("Financiers")
Australia and New Zealand Banking Group Limited
("Facility Agent")






Mallesons Stephen Jaques
Rialto
525 Collins Street
Melbourne   Vic   3000
(61 3) 9643 4000
(61 3) 9643 5999
Email mel@mallesons.com
DX 101 Melbourne
www.mallesons.com
-----------------

Loan Note Subscription Agreement                                            8

Details                                                                     8

General terms                                                              14

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Part 1 The Facilities                                                      14


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1        The Facilities and Facility Limits                                14

1.1      Facilities                                                        14
1.2      Financiers to subscribe for Loan Notes                            14
1.3      Maximum accommodation                                             14
1.4      Financiers' interest in the Deed of Common Terms                  14

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2        Utilisation of the Facilities                                     14

2.1      Number of issues                                                  14
2.2      Requesting issue of Loan Notes                                    15
2.3      Effect of a Utilisation Notice                                    15
2.4      Conditions to first issue                                         15
2.5      Conditions to all issues                                          15
2.6      Benefit of conditions                                             16

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3        Loan Notes                                                        16

3.1      Subscription and issue                                            16
3.2      Facility Agent's and Registrar's obligations                      16
3.3      Excluded issue                                                    16
3.4      Relationship between Loans under the Deed Poll                    16
3.5      Location of Deed Poll                                             16

-----------------------------------------------------------------------------
4        Interest                                                          17

4.1      Interest charges                                                  17
4.2      Notification of Interest Period                                   17
4.3      When Interest Periods begin and end                               17

-----------------------------------------------------------------------------
5        Redemption and early redemption                                   17

5.1      Final redemption                                                  17
5.2      Voluntary early redemption                                        17
5.3      Early redemption and the Facility Limit                           18
5.4      Break costs                                                       18

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6        Reliquifying Bills                                                18

6.1      Obligation to draw Bills                                          18
6.2      Financier as attorney                                             19
6.3      Termination                                                       19
6.4      Indemnity by Financier                                            19
6.5      Deemed application                                                19

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Part 3 Standard terms - all Facilities                                     19


-----------------------------------------------------------------------------
7        Payments                                                          19

7.1      Manner of payment                                                 19
7.2      Currency of payment                                               20
7.3      Total Amount Owing                                                20

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                2
                             26 February 2004

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8        Cancellation                                                      20
-----------------------------------------------------------------------------

9        Fees                                                              20

9.1      Commitment fee                                                    20
9.2      Other fees                                                        21

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10       Withholding tax                                                   21

10.1     Payments by the Borrower                                          21
10.2     Payments by Facility Agent to Financier                           22
10.3     Exclusions                                                        22
10.4     Tax credit                                                        23

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11       Increased costs                                                   24

11.1     Compensation                                                      24
11.2     Substantiating costs                                              24
11.3     Negotiations                                                      24
11.4     Prepayment                                                        25
11.5     Retrospective Costs                                               25
11.6     No compensation                                                   25

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12       Illegality or impossibility                                       26

12.1     Financier's right to suspend or cancel                            26
12.2     Extent and duration                                               26
12.3     Notice requiring early redemption                                 26
12.4     Financier to seek alternative funding method                      26

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13       Representations and warranties                                    27

13.1     Representations and warranties                                    27
13.2     Continuation of representations and warranties                    27

-----------------------------------------------------------------------------
14       Undertakings                                                      27

14.1     Undertakings                                                      27
14.2     Purpose undertaking                                               27

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15       Default                                                           27

15.1     Events of Default                                                 27
15.2     Consequences of default                                           28

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16       Costs and indemnities                                             28

16.1     What the Borrower agrees to pay                                   28
16.2     Indemnity                                                         29
16.3     Items included in loss, liability and Costs                       29
16.4     Payment of third party losses                                     30
16.5     Currency conversion on judgment debt                              30
16.6     GST                                                               30

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17       Interest on overdue amounts                                       31

17.1     Obligation to pay                                                 31
17.2     Compounding                                                       32
17.3     Interest following judgment                                       32


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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                3
                             26 February 2004

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Part 5 Obligations in relation to Loan Notes                               32
-----------------------------------------------------------------------------
18       Register                                                          32

18.1     Appointment of Registrar                                          32
18.2     Establishment and maintenance of Register                         32
18.3     Location of Register                                              32
18.4     Information required in Register                                  32
18.5     Register is paramount                                             33
18.6     Update and correction of Register                                 33
18.7     Inspection of Register                                            33
18.8     Certified extracts from Register available                        34
18.9     Retirement or removal of Registrar                                34

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19       Obligations in relation to offer or sale of Loan Notes            34

19.1     No disclosure document                                            34
19.2     Restrictions on offer and sales of Loan Notes                     34
19.3     Financiers to observe laws                                        34

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20       Obligations in relation to initial public offer                   35

20.1     Mandated Lead Arranger and Underwriter representations            35
20.2     Borrower's representations and obligations                        35
20.3     Financier representations                                         35
20.4     Each Finance Party to provide further information                 36

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Part 6 Syndication provisions                                              36

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21       Scope of relationships                                            36

21.1     Appointment                                                       36
21.2     Extent of authority and obligations                               36
21.3     Acceptance by Facility Agent                                      36
21.4     Binding nature of relationship                                    36
21.5     Excluded roles and duties                                         37

-----------------------------------------------------------------------------
22       How and when the Facility Agent acts                              37

22.1     After consultation and instructions                               37
22.2     Matters requiring instructions from all Financiers                37
22.3     Matters requiring instructions from a Majority of Financiers      38
22.4     Overriding instructions                                           39
22.5     Without consultation or instructions                              39
22.6     Facility Agent's actions                                          39
22.7     Financier's instructions                                          39
22.8     Amendments                                                        40

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23       Facility Agent's obligations to give notices and copies           40

23.1     Facility Agent's obligations                                      40
23.2     Awareness of certain events                                       41
23.3     Assuming compliance                                               41
23.4     Limit on disclosure obligations                                   41
23.5     No further obligations                                            41

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24       Facility Agent's relationship with Financiers                     42

24.1     Individual responsibility of Financiers                           42


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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                4
                             26 February 2004

24.2     Exoneration                                                       42
24.3     Facility Agent in capacity of a Financier                         43
24.4     Dealing in different capacities                                   43
24.5     Facility Agent to act on Financier's request                      44
24.6     Restriction on Financiers exercising rights                       44
24.7     Notice of transfer                                                44
24.8     Facility Agent and Financier's role                               44

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25       Funding of Facility Agent                                         45

25.1     Financiers to indemnify against non-payment                       45
25.2     The Borrower's back-to-back indemnity                             45
25.3     Funds before acting                                               45
25.4     If a Financier does not fund                                      45
25.5     Borrower's costs obligation not affected                          46

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26       Change of Facility Agent                                          46

26.1     Retirement                                                        46
26.2     Removal                                                           46
26.3     When retirement or removal of Facility Agent takes effect         46
26.4     Permitted successors                                              47
26.5     Obligations of retiring and successor Facility Agents             47

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27       Miscellaneous provisions relating to agency                       47

27.1     Delegation by Facility Agent                                      47
27.2     Duties when delegating                                            47
27.3     Responsibility for delegates                                      47
27.4     Facility Agent may rely on communications and opinions            47
27.5     Force majeure                                                     48
27.6     No responsibility for force majeure                               48

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28       Entitlements to payments                                          48
-----------------------------------------------------------------------------
29       Distribution of payments                                          49

29.1     How Facility Agent is to distribute                               49
29.2     Excess distributions - contingencies                              49
29.3     Postponement of non-funding Financiers                            49
29.4     Manner of distribution                                            50
29.5     Distributions relying on assumed receipt                          50
29.6     Financier to pay over amounts received directly                   50
29.7     Pro-rata refunds                                                  51
29.8     Proceeds of litigation                                            51
29.9     Application of payments                                           51

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30       Substitution of Financiers and transfer of Loan Notes             51

30.1     Procedure for substitution and transfer                           51
30.2     Facility Agent authorised to sign Substitution Agreement          52
30.3     Delivery of copies                                                52
30.4     When a Substitution Agreement may not be given                    53
30.5     Borrower not liable on substitution or changed payment office     53
30.6     Prohibition on transfer of Loan Notes                             53
30.7     Substitution fee                                                  53

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                5
                             26 February 2004

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         Part 7 General                                                    53

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31       Relationships between parties                                     53

31.1     Borrower may assume parties have complied                         53
31.2     Facility Agent is not responsible for Financier's breach          54
31.3     No responsibility for other's obligations                         54
31.4     Several interests                                                 54

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32       Dealing with interests                                            54

32.1     No dealing by Borrower                                            54
32.2     Dealings by Financier                                             54
32.3     Dealings by Facility Agent                                        55
32.4     Financiers and credit derivatives                                 55

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33       Notices                                                           55

33.1     Form                                                              55
33.2     Delivery                                                          55
33.3     When effective                                                    56
33.4     Receipt - postal                                                  56
33.5     Receipt - fax                                                     56
33.6     Receipt - eAgency                                                 56
33.7     Receipt - general                                                 56
33.8     Waiver of notice period                                           56
33.9     ANZIB eAgency website                                             56

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34       General                                                           57

34.1     Application to Bank Finance Documents                             57
34.2     Prompt performance                                                57
34.3     Consents                                                          57
34.4     Certificates                                                      57
34.5     Set-off                                                           57
34.6     Discretion in exercising rights                                   57
34.7     Partial exercising of rights                                      58
34.8     No liability for loss                                             58
34.9     Conflict of interest                                              58
34.10    Remedies cumulative                                               58
34.11    Indemnities                                                       58
34.12    Rights and obligations are unaffected                             58
34.13    Inconsistent law                                                  58
34.14    Supervening legislation                                           58
34.15    Time of the essence                                               59
34.16    Variation and waiver                                              59
34.17    Confidentiality                                                   59
34.18    Further steps                                                     59
34.19    Counterparts                                                      60
34.20    Governing law                                                     60

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35       Interpretation                                                    60

35.1     Definitions                                                       60
35.2     References to certain general terms                               67
35.3     Number                                                            68
35.4     Headings                                                          68
35.5     Senior Finance Document                                           68

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                6
                             26 February 2004

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36       IPO                                                               68

36.1     IPO Effective Date and New Borrower                               68
36.2     IPO Effective Date and IPO issuing entity is the Borrower         69
36.3     Acknowledgments                                                   69

Schedule 1 - Commitments (clause 35.1)                                     70

Schedule 2 - Conditions precedent (clause 2.4)                             72

Schedule 3 - Utilisation Notice (clause 2)                                 75

Schedule 4 - Form of Loan Note Deed Poll                                   77

Schedule 5 - Form of Substitution Agreement (clause 30)                    82

Schedule 6 - Interest Period Notice (clause 4)                             89

Signing page                                                               90





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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                7
                             26 February 2004

Loan Note Subscription Agreement

Details



Interpretation - Definitions are at the end of this agreement before the schedules.

-------------------------------------------------------------------------------

Parties           Borrower, Facility Agent and Financiers, each as described below.
-------------------------------------------------------------------------------

Borrower          Name                 TXU Australia Holdings Pty Ltd
                  ABN                  97 086 006 859
                  Incorporated in      Australia
                  Address              Level 33, 385 Bourke Street, Melbourne,
                                       Victoria, 3000
                  Fax                  (61 3) 8628 0925
                  Telephone            (61 3) 8628 1000
                  Attention            Assistant Treasurer
-------------------------------------------------------------------------------
Facility Agent    Name                 Australia and New Zealand Banking Group
                                       Limited
                  ABN                  11 005 357 522
                  Address              Level 12, 530 Collins Street, Melbourne,
                                       Victoria, 3000.
                  Fax                  (6 13) 9273 3539
                  Telephone            (6 13) 9273 1758

                  Attention            Transaction
                                       Management and Execution Credit
                                       Origination and Sales
-------------------------------------------------------------------------------

Financiers         See last pages of these Details


-------------------------------------------------------------------------------

Total of Facility  $1,100,000,000
Limits
-------------------------------------------------------------------------------

Facilities

Tranche A         Description         Revolving Loan Note subscription facility.
Facility
                  Facility Limit      A $550,000,000 as reduced by
                                      all cancellations under this
                                      agreement.

                  Availability        The period from the Debt
                  period              Refinance Date to the close of
                                      business on the Final Redemption
                                      Date.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                8
                             26 February 2004

                      Final Redemption    Five years from the date of this
                      Date                agreement.

                      Interest Rate       Bank Bill Rate plus the Margin.

                      Margin The Margin for an Interest Period is the rate set out in the table below which is on the same row of the table below as that Most Recent Corporate Rating applying on the first day of an Interest Period.

                                       --------------------------------------
                                        Most Recent            Margin
                                        Corporate Rating
                                       ------------------------------------
                                        A- or above       0.55% per annum
                                       ------------------------------------
                                        BBB+              0.70% per annum
                                       ------------------------------------
                                        BBB               0.80% per annum
                                       ------------------------------------
                                        BBB-              0.95% per annum
                                       ------------------------------------
                                        Below BBB- or     1.30% per annum
                                         unrated
                                       ------------------------------------

                      Interest Periods  1, 2, 3, 4, 5 or 6 months (or as agreed
                      (clause 4)        between the Borrower and the Facility
                                        Agent).

                      Purpose           To refinance the existing
                                        syndicated bank debt of the
                                        Partnership and for general
                                        corporate purposes.

                      Aggregate         Minimum A$10,000,000 and a whole
                      minimum issue     multiple of A$5,000,000.
                      amount

                      Early redemption  Early redemptions are permitted under
                      (clause 5)        clause 5.2 ("Voluntary early
                                        redemption").

Tranche B Facility    Description       Revolving Loan Note subscription
                                        facility.

                      Facility          A$550,000,000, as reduced by
                      Limit             the total of all cancellations
                                        under this agreement.

                      Availability      The period from the Debt
                      period            Refinance Date to the close of
                                        business on the Final Redemption
                                        Date.
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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                9
                             26 February 2004

                      Final Redemption  Three years from the date of this
                      Date              agreement.


                      Interest Rate     Bank Bill Rate plus the Margin.

                      Margin The Margin for an Interest Period is the rate set out in the table below which is on the same row of the table below as that Most Recent Corporate Rating applying on the first day of an Interest Period.

                                         Most Recent       Margin
                                         Corporate
                                         Rating
                                       -------------- ----------------------
                                          A- or above   0.45% per annum
                                       -------------- ----------------------
                                          BBB+          0.575% per annum
                                       -------------- ----------------------
                                          BBB           0.675% per annum
                                       -------------- ----------------------
                                          BBB-          0.85% per annum
                                       -------------- ----------------------
                                          Below BBB- or 1.10% per annum
                                          unrated
                                       -------------- -----------------------


                      Interest Periods  1, 2, 3, 4, 5 or 6 months (or as agreed
                      (clause 4)        between the Borrower and the Facility
                                        Agent).

                      Purpose           To refinance the existing
                                        syndicated bank debt of the
                                        Partnership and for general
                                        corporate purposes.

                      Aggregate         Minimum A$10,000,000 and a whole
                      minimum issue     multiple of A$5,000,000.
                      amount

                      Early             Early redemptions are permitted under
                      redemption        clause 5.2  ("Voluntary early
                      (clause 5)        redemption").
-------------------------------------------------------------------------------

Fees                  Agency Fee:       As separately agreed in writing between
(also see clause 9)                     the Facility Agent and the Borrower in
                                        the Facility Agent Fee Letter.

                      Arrangement Fee   As separately agreed in writing between
                      for arranging     the Financiers described as Mandated
                      syndication:      Lead Arrangers and Underwriters in the
                                        Details and the Borrower in the
                                        Underwriting and Arrangement Fee
                                        Letter.

                      Underwriting Fee  As separately agreed between the
                      and Establishment Financiers described as Mandated Lead
                       Fee for the      Arrangers and Underwriters in the
                       provision of     Details and the Borrower in the
                       finance          Underwriting and Arrangement Fee
                                        Letter.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                10
                             26 February 2004

                      Commitment Fee:      For each Facility, 40% of the Margin
                                           applying to the Facility calculated
                                           on the daily balance of the
                                           Unutilised Facility Limit of the
                                           Facility.

                      Participation        As separately agreed between
                      Fee:                 the Mandated Lead Arrangers and
                                           Underwriters in the Details and the
                                           Borrower and set out in the
                                           Underwriting and Arrangement Fee
                                           Letter and advised by the Mandated
                                           Lead Arrangers and Underwriters to
                                           the Financiers as at the date of
                                           this agreement.
-------------------------------------------------------------------------------

Bank Finance          include:
Documents
                      o   this agreement;

                      o   each Utilisation Notice;

                      o   each Interest Period Notice;

                      o   each Loan Note;

                      o   the Loan Note Deed Poll;

                      o   any Substitution Agreement;

                      o   the Deed of Common Terms;

                      o   the Amending Deed;

                      o   the Guarantees; and

                      o   each Fee Letter.
-------------------------------------------------------------------------------

Register              Victoria
-------------------------------------------------------------------------------

Business Day
place(s)              Melbourne and Sydney
-------------------------------------------------------------------------------

Governing law         Victoria
-------------------------------------------------------------------------------

Date of agreement     See Signing page
-------------------------------------------------------------------------------

Financiers
-------------------------------------------------------------------------------

Mandated              Name                 Australia and
                                           New Zealand Banking
                                           Group Limited
Lead                  ABN                  11 005 357 522
Arrangers and         Lending Office       Level 17, 530 Collins Street,
Underwriters                               Melbourne, Victoria
                      Fax                  (6 13) 9273 3591
                      Telephone            (6 13) 9273 1382
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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                11
                             26 February 2004

                      Attention            Alison Larsson

                      ---------------------------------------------------------
                      Name                 Citibank, N.A.
                      ABN                  34 072 814 058
                      Lending Office       Level 15, 120 Collins Street,
                                           Melbourne, Victoria
                      Fax                  (6 13) 8643 9513
                      Telephone            (6 13) 8643 9927
                      Attention            Mr Peter Manis

                      ---------------------------------------------------------
                      Name                 Commonwealth Bank of Australia
                      ABN                  48 123 123 124
                      Lending Office       Level 14, 385 Bourke Street,
                                           Melbourne, Victoria
                      Fax                  (61 3) 9675 7288
                      Telephone            (61 3) 9675 7980
                      Attention            Mr Nick Sankey

                      ---------------------------------------------------------
                      Name                 Westpac Banking Corporation
                      ABN                  33 007 457 141
                      Lending Office       Level 10, 360 Collins Street,
                                           Melbourne, Victoria
                      Fax                  (6 13) 9608 3055
                      Telephone            (6 13) 9608 3394
                      Attention            Mr Michael Thompson

                      ---------------------------------------------------------
Financiers            Name                 BNP PARIBAS
                      ABN                  23 000 000 117
                      Lending Office       60 Castlereagh Street, Sydney,
                                           NSW, 2000
                      Fax                  (6 12) 9619 6107
                      Telephone            (6 12) 9619 6340 or (61 2) 9619 6233
                      Attention            Mr Mark Shenton or Mr David Monda

                      ---------------------------------------------------------
                      Name                 Credit Suisse First Boston
                      ABN                  17 061 700 712
                      Lending Office       Level 27, 101 Collins Street,
                                           Melbourne, Victoria, 3000
                      Fax                  (61 3) 9280 1844
                      Telephone            (61 3) 9280 1804
                      Attention            Mr Paul Ronchi

                     ----------------------------------------------------------
                      Name                 ING Bank N.V (Sydney Branch)
                      ABN                  32 080 178 196
                      Lending Office       Level 9, 7 Macquarie Place, Sydney,
                                           NSW, 2000
                      Fax                  (61 2) 9036 8885
                      Telephone            (61 2) 9036 8866
                      Attention            Mr Julian Beaumont, Legal and
                                           Compliance Manager
------------------------------------------------------------------------------

(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                12
                             26 February 2004

                      ---------------------------------------------------------
                      Name                 JPMorgan Chase Bank
                      ABN                  43 074 112 011
                      Lending Office       Level 32, Grosvenor Place, 225 George
                                           Street, Sydney, NSW, 2001
                      Fax                  (61 2) 9247 7698
                      Telephone            (61 2) 9220 1830
                      Attention            Mr Ivan Chan, Associate
                      ---------------------------------------------------------
                      Name                 Mizuho Corporate Bank, Ltd
                      ABN                  83 099 031 106
                      Lending Office       Level 33, 60 Margaret Street,
                                           Sydney, NSW, 2000
                      Fax                  (61 2) 8273 3999
                      Telephone            (61 2) 8273 3942
                      Attention            Ms Marisa Pruscino, Manager,
                                           Corporate Finance
                      ---------------------------------------------------------
                      Name                 National Australia Bank Limited
                      ABN                  12 004 044 937
                      Lending Office       Level 33, 500 Bourke Street,
                                           Melbourne, Victoria, 3000
                      Fax                  (61 3) 8641 2885
                      Telephone            (61 3) 8641 2918
                      Attention            Mr Richard Coath
                      ---------------------------------------------------------
                      Name                 The Bank of Tokyo - Mitsubishi, Ltd.
                                           Melbourne Branch
                      ABN                  75 103 418 882
                      Lending Office       Level 18, 600 Bourke Street,
                                           Melbourne, Victoria, 3000
                      Fax                  (61 3) 9600 0920
                      Telephone            (61 3) 9602 8924
                      Attention            Mr Robert Maclsaac, Chief Manager
                                           Corporate and
                                           Project Finance
                      -------------------------------------------------------
                      Name                 UBS AG, Australia Branch
                      ABN                  47 088 129 613
                      Lending Office       Level 25, Governor Phillip Tower,
                                           1 Farrer Place,
                                           Sydney, NSW, 2000
                      Fax                  (6 12) 9324 3170
                      Telephone            (6 12) 9324 3342
                      Attention            Ms Celle Raguine, Associate Director

                      ---------------------------------------------------------
                      Name                 United Overseas Bank Limited
                      ABN                  56 060 785 284
                      Lending Office       Level 9, 32 Martin Place, Sydney,
                                           NSW, 2000
                      Fax                  (61 2) 9221 9152
                      Telephone            (61 2)8257 4629
                      Attention            Mr Ronald F Griffin, Vice President
                                           and Head of Project Finance and
                                           Syndications


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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                13
                             26 February 2004

General terms



Interpretation - Definitions are at the end of this agreement before the schedules.

Part 1 The Facilities

1        The Facilities and Facility Limits
-------------------------------------------------------------------------------
1.1      Facilities

         The Financiers grant to the Borrower:

         (a) the Tranche A Facility for use during the Availability Period for that Facility in an aggregate amount not exceeding the Facility Limit for that Facility; and

         (b) the Tranche B Facility for use during the Availability Period for that Facility in an aggregate amount not exceeding the Facility Limit for that Facility.

1.2      Financiers to subscribe for Loan Notes

         Subject to the Bank Finance Documents, each Financier agrees to provide its Proportion of financial accommodation requested by the Borrower under this agreement in relation to the Facilities by subscribing for Loan Notes to be issued by the Borrower under the Loan Note Deed Poll. Each Financier and the Facility Agent agrees to be bound by the Loan Note Deed Poll.

1.3      Maximum accommodation

         The maximum aggregate principal amount of the Loan Notes to be subscribed by the Financiers under this agreement is the total of the Facility Limits.

1.4      Financiers' interest in the Deed of Common Terms

         Each Financier accepts that it acquires an interest in the Guarantees held by the Trustee and agrees to be bound by the Deed of Common Terms.

-------------------------------------------------------------------------------
2        Utilisation of the Facilities

2.1      Number of issues

         The Borrower need not use any Facility. If the Borrower wants to use:

         (a) the Tranche A Facility, it may do so by issuing Loan Notes under that Facility during the Availability Period for that Facility; and


-----------------------------------------------------------------------------

(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                14
                             26 February 2004

         (b) the Tranche B Facility, it may do so by issuing Loan Notes under that Facility during the Availability Period for that Facility.

         Loan Notes in respect of no more than 5 issues under a Facility may be outstanding at any time. Each issue is made as a result of the Offer (irrespective of when the Loan Notes are issued).

2.2      Requesting issue of Loan Notes

         If the Borrower wants to issue Loan Notes, it agrees to give a Utilisation Notice to the Facility Agent by 11am on the third Business Day before the day it wants to issue the Loan Notes.

2.3      Effect of a Utilisation Notice

         A Utilisation Notice is effective when the Facility Agent actually receives it in legible form. An effective Utilisation Notice is irrevocable.

2.4      Conditions to first issue

         The Borrower agrees not to request the first issue of Loan Notes until the Facility Agent has received every item listed in schedule 2 ("Conditions precedent") in form and substance satisfactory to all Financiers or the Facility Agent (as indicated in that schedule alongside the relevant item). Any item required to be certified must be certified by a secretary or a director of the relevant entity as being true and complete as at a date no earlier than the date of this agreement. The Facility Agent agrees to notify the Borrower promptly after the Facility Agent receives the final item in form and substance satisfactory to all Financiers or the Facility Agent (as the case requires).

2.5      Conditions to all issues

         A Financier need not provide any financial accommodation unless:

         (a) the Loan Notes are to be issued during the Availability Period for the relevant Facility; and

         (b) the Financier's Utilised Commitment for a Facility after subscribing for the Loan Notes would not be greater than its Commitment for the Facility; and

         (c) the Facility Agent has received a Utilisation Notice in respect of it; and

         (d) the representations and warranties in clause 5 of the Deed of Common Terms and in the Utilisation Notice and the statements in the Utilisation Notice are correct and not misleading at the date of the Utilisation Notice and at the date the accommodation is provided; and

         (e) no Event of Default or Potential Event of Default subsists, or would result from the accommodation being provided.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                15
                             26 February 2004

2.6      Benefit of conditions

         Each condition to issue is for the sole benefit of the Financiers and may be waived by the Facility Agent.

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3        Loan Notes

3.1      Subscription and issue

         Each Financier, the Borrower and the Facility Agent agrees that on each Utilisation Date with respect to a Facility:

         (a) each Financier will subscribe for Loan Notes by providing its Proportion for that Facility of the total amount of the proposed subscription price specified in the relevant Utilisation Notice; and

         (b) the Borrower will issue to each Financier Loan Notes which have an aggregate principal amount outstanding equal to the Financier's Proportion for that Facility of the amount of the proposed subscription price specified in the relevant Utilisation Notice. Each Loan Note is issued on the conditions set out in the Loan Note Deed Poll by the Registrar entering the Loan Notes in the Register.

3.2      Facility Agent's and Registrar's obligations

         On receipt of any payment from a Financier under this clause 3 ("Loan Notes"), the Facility Agent must:

         (a) pay that amount in the manner specified in the Utilisation Notice; and

         (b) as Registrar, issue the Loan Notes referred to in clause 3.1 ("Subscription and issue") by entering them in the Register. That entry will constitute the issue of the Loan Notes.

3.3      Excluded issue

         The Borrower must ensure that each Loan Note is issued in a manner which does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001 (C'th).

3.4      Relationship between Loans under the Deed Poll

         The Borrower agrees to issue and redeem the Loan Notes under a Facility rateably according to the Proportion of each Financier who holds them for that Facility, except where the Borrower is expressly permitted to redeem a Loan Note of an individual Financier under the Bank Finance Documents.

3.5      Location of Deed Poll

         The Facility Agent must at all times retain the Loan Note Deed Poll in Victoria (unless the Borrower agrees otherwise).

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                16
                             26 February 2004

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4        Interest

4.1      Interest charges

         The Borrower agrees to pay interest on each Loan Note for each of its Interest Periods at the applicable Interest Rate. Interest:

         (a) accrues daily from (and including) the first day of an Interest Period to (but excluding) the last day of the Interest Period; and

         (b)      is payable in arrears on each Interest Payment Date; and

         (c)      is calculated on actual days elapsed and a year of 365 days.

4.2      Notification of Interest Period

         The first Interest Period for a Loan Note is the period specified in the Utilisation Notice. Each subsequent Interest Period is a period specified by the Borrower to the Facility Agent in an Interest Period Notice by 11am on the second Business Day before the last day of the current Interest Period. However, in each case, the specified period must be one that is set out in the Details provided that if a Review Event has occurred and the Trustee has notified the Borrower of the Option, the Interest Period must end on or before the last day of the Option Period. If the Borrower does not give correct notice, the subsequent Interest Period is the same length as the Interest Period which immediately precedes it (or it is the period until the Final Redemption Date, if that is shorter than the preceding Interest Period).

4.3      When Interest Periods begin and end

         The first Interest Period for a Loan Note begins on its Utilisation Date. Each subsequent Interest Period begins on the day when the preceding Interest Period for the Loan Note ends. An Interest Period which would otherwise end on a day which is not a Business Day ends on the next Business Day (unless that day falls in the following month, in which case the Interest Period ends on the previous Business Day). However, an Interest Period for Loan Notes issued under a Facility which would otherwise end after the Final Redemption Date for that Facility ends on the Final Redemption Date.

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5        Redemption and early redemption

5.1      Final redemption

         The Borrower agrees to redeem the Loan Notes issued under a Facility by redeeming all the Loan Notes issued under that Facility on their Final Redemption Date.

5.2      Voluntary early redemption

         The Borrower may redeem a Loan Note issued under a Facility before its Final Redemption Date as follows:

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                17
                             26 February 2004

         (a) if not all Loan Notes issued under that Facility are being redeemed early, the aggregate principal amount of the Loan Notes to be redeemed early must be at least A$10,000,000 and a whole multiple of A$5,000,000 (unless the Facility Agent otherwise agrees); and

         (b) the Borrower must notify the proposed early redemption to the Facility Agent by 11am on the third Business Day before the early redemption. The notice must state the Facility under which the Loan Notes are being redeemed early. (Once given, a notice of early redemption is irrevocable and the Borrower is obliged to prepay in accordance with the notice).

5.3      Early redemption and the Facility Limit

         The Facility Limit of:

         (a) the Tranche A Facility is not reduced by the amount of any early redemption of that Facility under clause 5.2 ("Voluntary early redemption"); and

         (b) the Tranche B Facility is not reduced by the amount of any early redemption of that Facility under clause 5.2 ("Voluntary early redemption").

5.4      Break costs

         If an early redemption under clause 5.2 ("Voluntary early redemption") is made on the last day of the Interest Period for the Loan Notes to be redeemed, no break costs are payable. However, if the Borrower redeems the Loan Notes early on a day other than the last day of the Interest Period for the Loan Notes to be redeemed, it may be liable for break costs under clause 16.2 ("Indemnity").
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6        Reliquifying Bills

6.1      Obligation to draw Bills

         The Borrower agrees to draw Bills when and in the form required by the Facility Agent on behalf of a Financier. However:

         (a) the discounted value of those Bills, when added to the total of the discounted value of all other Bills drawn as required by the Facility Agent on behalf of the Financier under this clause 6 ("Reliquifying Bills") and which are unmatured or unpresented, may not exceed the Financier's Utilised Commitment under the Facility in respect of which the Bills are to be drawn; and

         (b) no Bill is to be drawn which would mature after the Final Redemption Date for the Facility in respect of which the Bill is to be drawn.

         In addition, the total discounted value of Bills which a Substitute Financier is entitled to have drawn with recourse to the Borrower for the purpose of this clause 6 ("Reliquifying Bills") is reduced by the total discounted value of all unmatured or unpresented Bills drawn in respect of the relevant Retiring Financier which relate to the obligations assumed by the Substitute Financier and which are drawn with recourse to the Borrower. Any other Bill drawn in respect of the Substitute Financier must expressly state that it is drawn without recourse to the Borrower.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                18
                             26 February 2004

6.2      Financier as attorney

         The Borrower irrevocably appoints each Financier and each Authorised Officer of each Financier individually as its attorney to draw Bills on its behalf and agrees to ratify all action taken by an attorney under this clause 6.2.

6.3      Termination

         The Borrower's obligation to draw Bills ceases, and the appointment of a Financier and its Authorised Officers as attorney for this purpose is revoked, on payment by the Borrower of all amounts owing to that Financier under this agreement.

6.4      Indemnity by Financier

         Each Financier unconditionally and irrevocably indemnifies the Borrower against liability or loss arising from, and any Costs and Taxes incurred in connection with, any Bill having recourse to the Borrower drawn at the Financier's request under this clause 6 ("Reliquifying Bills"). Each Financier agrees to pay amounts due from it under this indemnity to the Borrower on demand.

6.5      Deemed application

         If a reliquification Bill is presented to the Borrower and the Borrower discharges it by payment, the amount of that payment will be deemed to have been applied against the Amount Owing to the Financier which required the Borrower to draw the Bill.

Part 3 Standard terms - all Facilities
-------------------------------------------------------------------------------
7        Payments

7.1      Manner of payment

         Unless a provision of a Bank Finance Document expressly states otherwise, the Borrower agrees to make payments (including by way of reimbursement) under each Bank Finance Document:

         (a) on the due date (or, if that is not a Business Day, on the next Business Day unless that day falls in the following calendar month or after the Final Redemption Date, in which case, on the previous Business Day); and

         (b)      not later than 12 noon in the place for payment; and

         (c)      in Australian dollars in immediately available funds; and

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                19
                             26 February 2004

         (d) in full without set-off or counterclaim, and without any deduction in respect of Taxes unless prohibited by law; and

         (e) to the Facility Agent by payment into the account nominated by the Facility Agent.

         The Borrower satisfies a payment obligation only when the Facility Agent receives the amount (even if the Borrower pays the amount directly to a Financier or a Financier receives the amount by way of set-off ).

7.2      Currency of payment

         The Borrower waives any right it has in any jurisdiction to pay an amount other than in the currency in which it is due. However, if the Facility Agent or a Financier receives an amount in a currency other than that in which it is due:

         (a) it may convert the amount received into the due currency (even though it may be necessary to convert through a third currency to do so) on the day and at such rates (including spot rate, same day value rate or value tomorrow rate) as it reasonably considers appropriate. It may deduct its usual Costs in connection with the conversion; and

         (b) the Borrower satisfies the obligation to pay in the due currency only to the extent of the amount of the due currency obtained from the conversion after deducting the Costs of the conversion.

7.3      Total Amount Owing

         Subject to the provisions of any Bank Finance Document, the Borrower agrees to pay the Total Amount Owing on the last Final Redemption Date to occur in respect of any Facility under this agreement.
--------------------------------------------------------------------------------
8        Cancellation

         The Borrower may cancel the Unutilised Facility Limit of a Facility in whole or in part by notifying the Facility Agent on or before the third Business Day before the cancellation is to take effect. A partial cancellation must be at least A$5,000,000 and a whole multiple of A$5,000,000. Once given, the notice is irrevocable. The Facility Limit for the Facility reduces by the amount of any cancellation. Each Financier's Commitment for the Facility also reduces by its Proportion for that Facility of the cancelled amount.

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9        Fees

9.1      Commitment fee

         The Borrower agrees to pay for each Facility quarterly in arrears (the first quarter ending three months after the date of this agreement) and on the last day of the Availability Period for the relevant Facility, a Commitment Fee for the relevant Facility.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                20
                             26 February 2004

         If the Borrower cancels any of the Unutilised Facility Limits, it agrees to pay the Commitment Fee in respect of the cancelled amount up to and including the cancellation date.

         The Commitment Fee is calculated:

         (a)      on actual days elapsed using a 365 day year;

         (b) as if the first day of the relevant quarter is the first day of an Interest Period for the purposes of determining the Margin; and

         (c) on the basis that the Margin changes from the date of any change in, or loss of, the corporate rating of the Borrower issued by Standard & Poor's (Australia) Pty Ltd.

9.2      Other fees

         The Borrower agrees to pay:

         (a) the Agency Fee to the Facility Agent in accordance with the terms of the Facility Agent Fee Letter; and

         (b) the Mandated Lead Arrangers and Underwriters the Arrangement Fee, Underwriting Fee and Establishment Fee in accordance with the terms of the Underwriting and Arrangement Fee Letter; and

         (c) to the Financiers, a Participation Fee for the amount of and in accordance with the terms of the Underwriting and Arrangement Fee Letter and as separately advised to the Financiers by the Mandated Lead Arrangers and Underwriters.

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10       Withholding tax

10.1     Payments by the Borrower

         Subject to clause 10.3 ("Exclusions") if a law requires the Borrower to deduct an amount in respect of Taxes from a payment under any Bank Finance Document such that the Facility Agent or a Financier, as the case may be, ("Indemnified Party") would not actually receive on the due date the full amount provided for under the Bank Finance Document, then:

         (a) the Borrower agrees to deduct the amount for the Taxes (and any further deduction applicable to any further payment due under paragraph (c) below); and

         (b) the Borrower agrees to pay an amount equal to the amount deducted to the relevant authority in accordance with applicable law and give the original receipts to the relevant Financier (through the Facility Agent); and

         (c) if the amount deducted is in respect of Accountable Taxes, the amount payable is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause, the Indemnified Party, is entitled to receive (at the time the payment is due) the amount it would have received if no deductions had been required.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                21
                             26 February 2004

10.2     Payments by Facility Agent to Financier

         Subject to clause 10.3 ("Exclusions") if a law requires the Facility Agent to deduct an amount in respect of Taxes from a payment by the Facility Agent to a Financier under any Bank Finance Document such that the Financier would not actually receive on the due date the full amount provided for under the Bank Finance Document, then:

         (a) the Facility Agent agrees to deduct the amount for the Taxes (and any further deduction applicable to any further payment due under paragraph (c) below); and

         (b) the Facility Agent agrees to pay an amount equal to the amount deducted to the relevant authority in accordance with applicable law and give the original receipts to the relevant Financier; and

         (c) if the amount deducted is in respect of Accountable Taxes, the amount payable is increased so that, after making the deduction and further deductions applicable to additional amounts payable under this clause, the Financier is entitled to receive (at the time the payment is due) the amount it would have received if no deductions had been required; and

         (d) the Borrower agrees to pay to the Facility Agent an amount equal to any deduction which the Facility Agent is required to make under this clause 10.2.

10.3     Exclusions

         The Borrower is not required to pay an additional amount under clause 10.1(c) ("Payments by the Borrower") or clause 10.2(d) ("Payments by Facility Agent to Financier") to or for the account of an Indemnified Party, if the obligation to do so arises as a result of any or more of the following:

         (a) the deduction in respect of Accountable Taxes is as a result of the Indemnified Party being a resident of, or organised or doing business in or having a connection with, the jurisdiction imposing the Accountable Taxes (other than where the Indemnified Party is considered a resident of, or as being organised or doing business in the jurisdiction, solely as a result of it being a party to the Bank Finance Documents or any transaction contemplated by the Bank Finance Documents);

         (b) the deduction being required as a result of a breach by the Indemnified Party of any of its obligations under clause 20 ("Obligations in relation to initial public offer") other than as a result of the Borrower breaching its obligations under that clause;

         (c) the deduction being required as a result of any representation or warranty given by the Indemnified Party under clause 20 ("Obligations in relation to initial public offer") being untrue in respect of a Loan Note;
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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                22
                             26 February 2004

        (d) the existence of, or any amount paid in connection with, a Bill drawn under clause 6 ("Reliquifying Bills") at the request of the Indemnified Party; or

        (e) the deduction is in respect of Australian IWT and is as a result of the Indemnified Party being an Associate of the Borrower for the purposes of section 128F(6)
                  of the Tax Act.   If an Indemnified Party asks, the Borrower
                  agrees to confirm to the Indemnified Party whether or not a proposed third party is or is not an Associate of the Borrower. If the Borrower does not respond to this request or states that the proposed third party is not an Associate (whether or not it is in fact an Associate), within 10 Business Days and the third party is an Associate of the Borrower, then this clause 10.3(e) does not apply).

10.4     Tax credit

         This clause 10.4 applies if:

         (a) the Borrower complies with clause 10.1(c) ("Payments by the Borrower"); or

         (b) the Facility Agent complies with clause 10.2 (b) ("Payments by Facility Agent to Financier") and the Borrower complies with clause 10.2(d) ("Payments by Facility Agent to Financier"),

         and, as a result, the Facility Agent or a Financier receives a tax credit, tax rebate or similar benefit for any tax payable by it that in the Facility Agent's or Financier's sole opinion (without requiring it or its professional advisers to expend a material amount of time or incur a material cost in forming that opinion) is referable to the amount deducted and paid to the relevant authority.

         In that case, the Facility Agent or Financier, as applicable, agrees to notify and reimburse to the Borrower an amount equal to the amount that the Facility Agent or Financier considers to be in its sole opinion but acting in good faith, the proportion of the credit, rebate or benefit as will leave the Facility Agent or Financier (after the reimbursement) in no worse position than it would have been in if the circumstances had been that no deduction was required under clause 10.1 ("Payments by the Borrower") or clause 10.2 ("Payments by Facility Agent to Financier"). However, the Facility Agent or Financier need pay only to the extent it can do so in its opinion without prejudicing the retention of the amount of the credit, rebate or other benefit. In complying with this clause 10.4, neither the Facility Agent nor any Financier need disclose to the Borrower information about their tax affairs or order them in a particular way. If, subsequent to claiming a tax credit, rebate or benefit, an amount is reimbursed to the Borrower but the tax credit, rebate or benefit is disallowed or becomes unavailable to the Facility Agent or Financier, the Borrower will repay to the Facility Agent or Financier that amount that had been disallowed or unavailable.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                23
                             26 February 2004

-------------------------------------------------------------------------------
11       Increased costs

11.1     Compensation

         The Borrower agrees to compensate a Financier on demand if the Financier determines that:

         (a) a new Directive, or change in Directive, in either case applying for the first time after the date of this agreement; or

         (b) a change in a Directive's interpretation or administration by an authority after the date of this agreement; or

         (c) compliance by the Financier or any Holding Company with any such Directive, changed Directive or changed interpretation or administration directly or indirectly:

                  (i) increases the cost of a Facility to the Financier or a Holding Company of the Financier; or

                  (ii) reduces any amount received or receivable by, or the effective return to, the Financier or a Holding Company of the Financier, in connection with a Facility; or

                  (iii) reduces the return on capital allocated to a Facility, or the overall return on capital of the Financier (or a Holding Company of the Financier).

         In this clause 11.1, a reference to a Directive does not include a Directive imposing or changing the basis of a Tax on the overall net income of the Financier or a Holding Company.

         Compensation need not be in the form of a lump sum and may be demanded as a series of payments.

         Any demand under this clause 11.1 is to be made by the Facility Agent.

11.2     Substantiating costs

         If the Facility Agent makes a demand under clause 11.1 ("Compensation") on behalf of a Financier, the Financier agrees to provide the Borrower with reasonably detailed calculations showing how the amount demanded has been ascertained. However, nothing in this clause 11.2 obliges the Financier to provide details of its business or tax affairs which it considers in good faith to be confidential.

11.3     Negotiations

         Without prejudice to clause 11.4 ("Prepayment"), a Financier affected by a circumstance specified in clause 11.1 ("Compensation") must, at the request of the Borrower made to the Facility Agent, negotiate in good faith with the Borrower with a view to finding a means of avoiding

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                24
                             26 February 2004
         the effect of the relevant circumstance, including by changing its lending office or transferring its rights and obligations to another financial institution acceptable to the Borrower provided such means of avoiding the effect of the relevant circumstance can be achieved free of cost to the Financier (or the Financier is indemnified or put in funds to its satisfaction by the Borrower) and nothing in this clause
         11.3 obliges a Financier to take any action or refrain from taking any action apart from negotiating in good faith with the Borrower.

11.4     Prepayment

         If the Borrower has received the demand from the Facility Agent under clause 11.1 ("Compensation") and that notice is not being withdrawn by the Facility Agent (acting on the direction of the relevant Financier) and provided that the Borrower has not given the Facility Agent a Utilisation Notice which has not yet been funded by the Financiers, the Borrower, by notice given to the Facility Agent, may:

         (a) terminate the Financier's obligation to make its Commitment under the Facilities available; and

         (b) redeem the Financier's Proportion of issued Loan Notes under the Facilities and all other Amounts Owing to that Financier (including any break costs) by the Borrower within 10 Business Days of receiving that notice.

         Once given, a notice of early redemption is irrevocable and the Borrower is obliged to redeem in accordance with that notice.

11.5     Retrospective Costs

         A Financier may only require the Borrower to make a payment under clause 11.1 ("Compensation") in respect of the increased costs incurred by it up to an Interest Period or 90 days, whichever is the greater, prior to the date on which the Financier became aware of the circumstances giving rise to the increased costs. However, if the increased cost is payable or incurred by the Financier or a Holding Company of the Financier retrospectively, the full amount of the increased costs is payable by the Borrower to the Financier.

11.6     No compensation

         A Financier may not require the Borrower to make a payment under clause
         11.1 ("Compensation") if, at the time the Financier became a party to this agreement:

         (a)      the Directive was known to the Financier; and

         (b) it was both reasonably certain that the Directive would become law or take effect and it was unreasonable for the Financier not to take that change into account in determining its likely overall return from this agreement.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                25
                             26 February 2004

-------------------------------------------------------------------------------
12       Illegality or impossibility

12.1     Financier's right to suspend or cancel

         This clause 12 ("Illegality or impossibility") applies if a Financier determines that:

         (a) a change in a Directive; or

         (b) a change in the interpretation or administration of a Directive by an authority; or

         (c) a new Directive,

         applying for the first time after the date of this agreement, makes it (or will make it) illegal or impossible for the Financier to fund, provide, or continue to fund or provide, financial accommodation under this agreement. In these circumstances, the Financier must notify the Facility Agent promptly after becoming aware of such circumstances and, in turn, the Facility Agent, by promptly giving a notice to the Borrower, may suspend or cancel some or all of the Financier's obligations under this agreement as indicated in the notice.

12.2     Extent and duration

         The suspension or cancellation:

         (a) must apply only to the extent necessary to avoid the illegality or impossibility; and

         (b) in the case of suspension, may continue only for so long as the illegality or impossibility continues.

12.3     Notice requiring early redemption

         If the illegality or impossibility relates to an issue of Loan Notes under a Facility, the Financier through the Facility Agent, by giving a notice to the Borrower, may require early redemption of all or part of the affected Financier's Proportion of that issue of Loan Notes under that Facility and the payment of interest accrued on those Loan Notes. The Borrower agrees to redeem the Loan Notes in the amount specified before the Business Day following 30 days after receiving the notice (or, if earlier, on the date the illegality or impossibility arises).

12.4     Financier to seek alternative funding method

         If a notice is given under clause 12.3 ("Notice requiring early redemption"), then:

        (a) the relevant Financier agrees to use reasonable endeavours for a period of 20 Business Days (or, if earlier, the date of cancellation of the relevant financial accommodation) to make the relevant financial accommodation available by some alternative means (including changing its lending office to another then existing lending office or making the financial accommodation available through a Related Entity of the Financier) provided that his can be achieved free of cost to the Financier and nothing in this clause 12.4 obliges a Financier to take any action or refrain from taking any action; and

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                26
                             26 February 2004

        (b) if the Financier advises the Facility Agent that no alternative means are available, the Facility Agent must use reasonable endeavours to arrange a transfer of the relevant Financier's rights and obligations (either to another Financier or to another transferee).

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13       Representations and warranties

13.1     Representations and warranties

         The Borrower makes the representations and warranties made by it in clause 5 of the Deed of Common Terms.

13.2     Continuation of representations and warranties

         The representations and warranties made under clause 13.1 are also taken to be made on the date of each Utilisation Notice, on each Utilisation Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(h) of the Deed of Common Terms (or clause 6.1(h) of the Deed of Common Terms following an IPO) by reference to the then current circumstances. The Borrower agrees to notify the Facility Agent of anything that happens that would mean that it could not truthfully repeat all of their representations and warranties on the date of each Utilisation Notice, on each Utilisation Date and on the date of delivery of a compliance certificate in accordance with clause 6.1(h) of the Deed of Common Terms (or clause 6.1(h) of the Deed of Common Terms following an IPO) by reference to the then current circumstances.

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14       Undertakings

14.1     Undertakings

         The Borrower makes the undertakings given by it in clause 6 of the Deed of Common Terms.

14.2     Purpose undertaking

         The Borrower undertakes to use each Facility only for its purpose set out in the Details.

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15       Default

15.1     Events of Default

         Each of the events specified in clause 7.1 of the Deed of Common Terms will be an Event of Default under this agreement (whether or not it is within the Borrower's (or anyone else's) power to prevent it).

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                27
                             26 February 2004

15.2     Consequences of default

         If an Event of Default occurs, then the Facility Agent may declare at any time by notice to the Borrower that:

         (a) an amount equal to the Total Amount Owing is either:

             (i)  payable on demand; or

             (ii) immediately due for payment;

        (b)  the Financiers' obligations specified in the notice are terminated.

         The Facility Agent may make either or both of these declarations. The making of either of them gives immediate effect to these provisions.

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16       Costs and indemnities

16.1     What the Borrower agrees to pay

         The Borrower agrees to pay or reimburse:

         (a)    the reasonable Costs of each Finance Party in connection with:

                (i) the negotiation, preparation, execution and registration of and payment of Taxes on, any Bank Finance Document
                     (but in the case of a Substitution Agreement, the Borrower agrees to pay only for the Costs of legal counsel acting on behalf of all Financiers); and

                (ii) their being satisfied that conditions to issue have been met or the conditions precedent to the IPO Effective Date have been met; and

                (iii) giving and considering consents, waivers, variations, discharges and releases; and

                (iv)  a Review Event; and

         (b) the Costs of the Finance Party in otherwise acting in connection with the Bank Finance Documents, such as exercising, enforcing or preserving rights (or considering doing so), or doing anything in connection with any enquiry by an authority involving an Obligor, a Guarantor or any of its Related Entities; and

         (c) Taxes and fees (including registration fees) and fines and penalties in respect of fees paid, or that the Facility Agent reasonably believes are payable, in connection with any Bank Finance Document or a payment or receipt or any other transaction contemplated by any Bank Finance Document. However, the Borrower needs not pay a fine or penalty in connection with Taxes or fees to the extent that they have placed the Facility Agent in sufficient cleared funds for the Facility Agent to be able to pay the Taxes or fees by the due date.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                28
                             26 February 2004

         The Borrower agrees to pay amounts due under this clause 16.1 on demand from the Facility Agent. The Facility Agent may debit any of these amounts to the Borrower's account (together with interest on any overdue amount) after asking the Borrower to pay and the Borrower has failed to pay the amount requested within 2 Business Days of the demand.

16.2     Indemnity

         The Borrower indemnifies each Finance Party against any liability or loss arising from, and any Costs incurred in connection with:

         (a) financial accommodation requested under a Bank Finance Document not being provided in accordance with the request for any reason except default of the Facility Agent or Financier; or

         (b) financial accommodation under a Bank Finance Document being repaid, discharged or made payable other than at its stated maturity or on an Interest Payment Date applicable to it; or

         (c) a Finance Party acting in connection with a Bank Finance Document in good faith on fax, electronic mail or telephone instructions purporting to originate from the offices of the Borrower or to be given by an Authorised Officer of the Borrower and which it reasonably believes to be genuine and correct; or

         (d)      an Event of Default; or

         (e) a Finance Party exercising or attempting to exercise a right or remedy in connection with a Bank Finance Document after an Event of Default occurs and for so long as it subsists; or

         (f) any indemnity a Finance Party gives a Controller or administrator of the Borrower in respect of an indemnity properly given by the Trustee to that Controller or administrator.

         The Borrower agrees to pay amounts due under this indemnity on demand from the Facility Agent.

16.3     Items included in loss, liability and Costs

         The Borrower agrees that:

         (a) the Costs referred to in clause 16.1 ("What the Borrower agrees to pay"), and the liability, loss or Costs referred to in clause 16.2 ("Indemnity"), include legal Costs in accordance with any written agreement as to legal costs or, if no agreement, on whichever is the higher of a full indemnity basis or solicitor and own client basis; and

         (b) the Costs referred to in clause 16.1(a) and (b) ("What the Borrower agrees to pay") include those paid, or that the relevant Finance Party reasonably believes are payable, to persons engaged by the Finance Party in connection with the Bank Finance Documents (such as consultants); and

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                29
                             26 February 2004

         (c) loss or liability and any Costs in any indemnity under the Bank Finance Documents may include an amount called "break costs". These may be calculated by any method the Financier reasonably chooses including by reference to any loss it incurs because the Financier terminates arrangements it has made with others to fund (or to maintain its funding of) financial accommodation under the Bank Finance Documents.

16.4     Payment of third party losses

         The Borrower agrees to pay an amount equal to any liability or loss and any Costs of the kind referred to in clause 16.2 ("Indemnity") suffered or incurred by:

        (a)      any attorney; or

        (b)      any employee, officer, agent or contractor of the Finance
                 Party,

        except to the extent caused by that person's gross negligence.

16.5    Currency conversion on judgment debt

        If a judgment, order or proof of debt for an amount in connection with a Bank Finance Document is expressed in a currency other than that in which the amount is due under the Bank Finance Document, then the Borrower indemnifies each Finance Party against:

        (a) any difference arising from converting the other currency if the rate of exchange used by the Finance Party under clause
                  7.2 ("Currency of payment") for converting currency when it receives a payment in the other currency is less favourable to the Finance Party than the rate of exchange used for the purpose of the judgment, order or acceptance of proof of debt; and

         (b)      the Costs of conversion.

         The Borrower agrees to pay amounts due under this indemnity on demand from the Facility Agent.

16.6     GST

         (a) Despite any other provisions of the Bank Finance Documents, in the event that GST has application to any supply made by a Finance Party under or in connection with the Bank Finance Documents, the Finance Party may, in addition to any amount or consideration payable under the Bank Finance Documents, recover from the Borrower an additional amount on account of GST, such amount to be calculated by multiplying the relevant amount or consideration payable by the Borrower for the relevant supply by the prevailing GST rate. Any additional amount on account of GST recoverable from the Borrower pursuant to this clause 16.6 shall be calculated without any deduction or set-off of any other amount and is payable by the Borrower upon demand by the Facility Agent whether such demand is by means of an invoice or otherwise.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                30
                             26 February 2004

         (b) In relation to any taxable supplies under or in connection with the Bank Finance Documents, the relevant Finance Party will provide the Borrower with valid tax invoices, as a precondition to recovery by it of the relevant additional amount on account of GST under clause 16.6(a), in a form that will enable the Borrower to claim any refund or credit of GST permitted by the GST law.

         (c) If at any time an adjustment is made as between the Finance Party and the relevant taxing authority of an amount paid on account of GST on any supply made by the Finance Party under the Bank Finance Documents, a corresponding adjustment must be made as between the Finance Party and the Borrower and any payments required to give effect to the adjustment must be made. If the Finance Party is entitled to an adjustment by way of refund, the Finance Party must apply for the refund if requested in writing to do so by the Borrower.

         (d) If a Finance Party is unable to claim a full Input Tax Credit for GST paid by it in respect of a supply acquired by it from another Finance Party in connection with the Bank Finance Documents, the Borrower agrees to reimburse the Finance
                  Party for the difference between the Input Tax Credit claimed by the Finance Party and the amount of GST paid. The Borrower agrees to pay this on demand by the Facility Agent. If a Finance Party makes a claim for the difference between the Input Tax Credit and the amount of GST paid, it agrees to provide the Borrower with reasonably detailed calculations showing how the amount demanded has been ascertained. However, nothing obliges a Finance Party to provide details of its business or tax affairs which it considers in good faith to be confidential.

         (e) Nothing in this clause 16.6 requires the Borrower to pay an amount on account of a fine, penalty, interest or other amount for which a Finance Party is liable, to the extent that the liability arises as a consequence of wilful misconduct or gross negligence by the Finance Party, its employees or agent.

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17       Interest on overdue amounts

17.1     Obligation to pay

         If the Borrower does not pay any amount under this agreement on the due date for payment, the Borrower agrees to pay interest on that amount at the Default Rate. The interest accrues daily from (and including) the due date to (but excluding) the date of actual payment and is calculated on actual days elapsed and a year of 365 days.

         The Borrower agrees to pay interest under this clause 17.1 on demand from the Facility Agent.

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                             26 February 2004

17.2     Compounding

         Interest payable under clause 17.1 ("Obligation to pay") which is not paid when due for payment may be added to the overdue amount by the Facility Agent at intervals which the Facility Agent determines from time to time or, if no determination is made, every 30 days. Interest is payable on the increased overdue amount at the Default Rate in the manner set out in clause 17.1 ("Obligation to pay").

17.3     Interest following judgment

         If a liability becomes merged in a judgment, the Borrower agrees to pay interest on the amount of that liability as an independent obligation. This interest:

         (a) accrues daily from (and including) the date the liability becomes due for payment both before and after the judgment up to (but excluding) the date the liability is paid; and

         (b) is calculated at the judgment rate or the Default Rate (whichever is higher).

         The Borrower agrees to pay interest under this clause 17.3 on demand from the Facility Agent.


Part 5 Obligations in relation to Loan Notes
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18       Register

18.1     Appointment of Registrar

         The Borrower appoints the Facility Agent as the Registrar of the Loan Notes on the terms and conditions of this agreement and the Loan Note Deed Poll and the Facility Agent accepts that appointment.

18.2     Establishment and maintenance of Register

         The Registrar agrees to establish, maintain and make entries into the Register as agent of the Borrower in accordance with this agreement and the Loan Note Deed Poll. However, the Registrar is not a trustee and has no fiduciary duties in its capacity as Registrar nor is the Registrar liable for its acts or omissions except to the extent of its gross negligence or wilful misconduct.

18.3     Location of Register

         The Register must be established and maintained in the place set out in the Details under "Register" (unless the Borrower agrees another place).

18.4     Information required in Register

         The Registrar must enter the following information in the Register, to the extent it has been notified of such information:

         (a)      the number of Loan Notes held by a Financier; and

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                32
                             26 February 2004

        (b)       the Facility in respect of which each Loan Note is issued; and

        (c) the issue date of each Loan Note (being the day on which the Loan Note is issued by entering it in the Register); and

        (d) the name and address of each Financier who is an initial holder of a Loan Note and each Financier to whom each Loan
                  Note is subsequently transferred (which must be the same as specified for that Financier in this agreement or a Substitution Agreement); and

        (e) the Final Redemption Date for the Facility in respect of which each Loan Note was issued; and

        (f) details of all transfers, assignments or substitutions (including date, amount and parties); and

        (g)       the Financier's tax file number(if provided); and

        (h)       each Interest Payment Date for each Loan Note; and

        (i) any other information which the Borrower and the Registrar consider necessary or desirable.

18.5     Register is paramount

         No notice of any trust or other interest in any Loan Note will be entered in the Register. The Borrower, the Facility Agent and the Registrar (if the Facility Agent is not the Registrar) need not take notice of any other interest in, or claim to, a Loan Note, except as ordered by a court of competent jurisdiction or required by law.

18.6     Update and correction of Register

         The Registrar agrees to:

         (a) update the Register when it is notified of any change in any of the details recorded in respect of a Financier under clause
                  18.4 ("Information required in Register"); and

         (b) correct the Register if it becomes aware that any details in the Register are incorrect or incomplete.

18.7     Inspection of Register

         Each Financier and the Borrower may inspect the Register:

         (a)      on prior reasonable notice to the Registrar; and

         (b) between 9.30 am and 4.30 pm on the day on which business is generally carried on in the place where the Register is kept.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                33
                             26 February 2004

18.8     Certified extracts from Register available

         If a Financier asks, the Registrar agrees to provide to the Financier a certified extract of the information entered in the Register in relation to the Financier and the Loan Notes held by it.

18.9     Retirement or removal of Registrar

         The Facility Agent may not retire as Registrar, and the Borrower may not remove the Registrar unless the Facility Agent has retired, or been removed, and a successor Facility Agent has been appointed in accordance with this agreement. Upon appointment of the successor Facility Agent,

         (a)      the Registrar is taken to have retired; and

         (b) the successor Facility Agent is taken to have been appointed by the Borrower as the successor Registrar.

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19       Obligations in relation to offer or sale of Loan Notes

19.1     No disclosure document

         Each Financier acknowledges that no disclosure document in relation to the Loan Notes has been lodged with the Australian Securities and Investments Commission.

19.2     Restrictions on offer and sales of Loan Notes

         Each Financier agrees that it will not:

         (a) directly or indirectly offer, sell or transfer a Loan Note or distribute any disclosure document, prospectus, circular, advertisement or other offering material relating to the Loan
                  Note in any jurisdiction except under circumstances that will result in compliance with the laws of that jurisdiction; or

         (b)      make any offer or invitation for the sale or transfer a Loan
                  Note in Australia unless such offer or invitation does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001 (C'th); or

         (c) circulate or issue a disclosure document, prospectus or other offering material relating to a Loan Note in Australia which requires lodging under Chapter 6D of the Corporations Act 2001 (C'th).

19.3     Financiers to observe laws

         Each Financier agrees to comply with laws in any jurisdiction in which it may subscribe for, offer, sell or transfer Loan Notes. Neither the Borrower nor the Facility Agent has any responsibility for obtaining any authorisations a Financier requires in connection with the subscription, offer, sale or transfer of Loan Notes.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                34
                             26 February 2004

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20       Obligations in relation to initial public offer

20.1     Mandated Lead Arranger and Underwriter representations

         Each Mandated Lead Arranger and Underwriter represents and warrants that:

         (a) on behalf of the Borrower, it made offers for the subscription of Loan Notes and corresponding participations to offerees, each of whom the officers of the Mandated Lead Arranger and Underwriter involved in the day-to-day syndication process reasonably believed after making reasonable enquiries, at the time of the offer, was carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

         (b) together with offers made by the other Mandated Lead Arrangers and Underwriters, those offers were made to at least 10 persons; and

         (c) the officers of the Mandated Lead Arranger and Underwriter involved in the day-to-day syndication process reasonably believed after making reasonable enquiries each offeree was not an Associate of any of the other offerees, the other Mandated Lead Arrangers and Underwriters, the Facility Agent or the Borrower.

20.2      Borrower's representations and obligations

         The Borrower represents and warrants that none of the offerees referred to in clause 20.1(a) (as disclosed to it by the Mandated Lead Arranger and Underwriter) was an Associate of the Borrower and agrees to:

         (a) provide the Facility Agent and the Mandated Lead Arrangers and Underwriters with the names of each of its Associates; and

         (b) notify the Facility Agent and the Mandated Lead Arrangers and Underwriters immediately if any proposed transferee of Loan Notes or Substitute Financier disclosed to it is known or suspected by it to be an Associate of the Borrower.

20.3     Financier representations

         Each initial Financier (being a Financier who is initially a party to this agreement (other than the Mandated Lead Arrangers and Underwriters) or who enters into a Substitution Agreement before the end of general syndication of the Facilities) represents and warrants that:

         (a) an offer to participate in the Facility and to subscribe for the Loan Notes in accordance with this agreement was made to it by a Mandated Lead Arranger and Underwriter on behalf of the Borrower; and

         (b) it was at the time of the offer, and will be at the time of issue to it of a Loan Note, carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in financial markets; and

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                35
                             26 February 2004

         (c) except as disclosed to the Borrower, it is not, and at the time it acquires a Loan Note it will not be, so far as the relevant employees of the Financier who are involved in the day to day origination or administration of the Loan Notes have actual knowledge, an Associate of any other person which was offered a Loan Note, a Mandated Lead Arranger and Underwriter, the Facility Agent or the Borrower.

20.4     Each Finance Party to provide further information

         At the cost of the Borrower, each Finance Party will, so far as it is reasonably able to do so, do or provide the things (including information) which the Borrower asks it to do or provide in connection with the offer made to it to participate in the Facility and subscribe for Loan Notes in accordance with this agreement, if the Borrower considers them practicable and necessary to ensure that the requirements of section 128F of the Tax Act are satisfied, provided that nothing in this clause requires a Finance Party to disclose information or details of its business or tax affairs which it reasonably considers to be confidential. The obligations of each Finance Party to provide information pursuant to this clause shall cease in accordance with section 262A of the Tax Act.


Part 6 Syndication provisions
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21       Scope of relationships

21.1     Appointment

         Each Financier appoints the Facility Agent to act as its agent in connection with the Bank Finance Documents.

21.2     Extent of authority and obligations

         Each Financier irrevocably authorises the Facility Agent to:

         (a) enter into the Bank Finance Documents (other than this agreement); and

         (b) take action on the Financier's behalf in accordance with this agreement and the other Bank Finance Documents.

         The Financiers acknowledge that the Facility Agent has no obligations except those expressly set out in the Bank Finance Documents.

21.3     Acceptance by Facility Agent

         The Facility Agent agrees to act as the agent of the Financiers in connection with the Bank Finance Documents in accordance with this agreement.

21.4     Binding nature of relationship

         Each Financier agrees:

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                36
                             26 February 2004

         (a) to be bound by anything properly done or properly not done by the Facility Agent in accordance with the Bank Finance Documents, and whether or not the Financier gave an instruction or approved of the thing done or not done; and

         (b) at the Borrower's request, to ratify anything properly done or properly not done by the Facility Agent in accordance with this agreement.

21.5     Excluded roles and duties

         The appointment as agent does not mean that the Facility Agent:

         (a) is a trustee for the benefit of; or

         (b) is a partner of; or

         (c) has a fiduciary duty to, or other fiduciary relationship with,

         any Financier, the Borrower or any other person, except as expressly set out in any Bank Finance Document.

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22       How and when the Facility Agent acts

22.1     After consultation and instructions

         If the Facility Agent proposes to act on any of the matters referred to or listed in this clause 22.1, it agrees to:

         (a)      consult the Financiers on the proposal; and

         (b) take action (including Enforcement Action) if, and only if, it receives instructions to do so from:

                  (i) all the Financiers - on matters listed in clause 22.2 ("Matters requiring instructions from all Financiers"); and

                  (ii) a Majority of Financiers - on matters listed in clause 22.3 ("Matters requiring instructions from a Majority of Financiers").

22.2     Matters requiring instructions from all Financiers

         The following matters require instructions from all Financiers:

         (a)      a waiver under clause 2.6 ("Benefit of conditions");

         (b) a change to a Facility Limit or a Commitment (other than a change in a Financier's Commitment arising from a substitution under clause 30 ("Substitution of Financiers and transfer of Loan Notes"));

        (c)       a change to an Availability Period;

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                37
                             26 February 2004

        (d) a waiver of a default referred to in clause 7.1(a) of the Deed of Common Terms (payment - Transaction Document) in relation to a payment arising under a Bank Finance Document;

        (e) a change to the definition of "Interest Rate" (including any Margin) or a change to the definition of "Default Rate";

        (f) a change to the due currency of any payment under a Bank Finance Document;

        (g) a change to a Final Redemption Date or the extension of a previously determined payment date;

        (h) a change to the amount or timing of any fee or other amount payable to the Financiers;

        (i)       a change to the definition of Majority of Financiers;

        (j) the exercise of any discretion in distributing amounts under clause 29.1 ("How Facility Agent is to distribute");

        (k) a change to clauses 22.1 to 22.4 ("How and when the Facility Agent acts"), clause 29 ("Distributions of payments") and clause 32.1 ("No dealing by Borrower"); and

        (l) the exercise of any right, power or discretion under a Bank Finance Document that expressly requires the approval of all Financiers.

22.3     Matters requiring instructions from a Majority of Financiers

         The following matters require instructions from a Majority of
         Financiers:

         (a) the exercise of the Facility Agent's rights in its capacity as agent for the Financiers in connection with clause 3.8 of the Deed of Common Terms;

         (b) the waiver of any breach or other non-performance of obligations by the Borrower in connection with any Bank Finance Document (other than the Deed of Common Terms and the Guarantees or any obligation in the Deed of Common Terms incorporated by reference in any other Bank Finance Document) other than a waiver listed in clause 22.2 ("Matters requiring instructions from all Financiers");

         (c) a variation of a Bank Finance Document (other than the Deed of Common Terms or the Guarantees or any terms of the Deed of Common Terms incorporated by reference in any other Bank Finance Document) other than a variation listed in clause 22.2 ("Matters requiring instructions from all Financiers"); or

         (d) the exercise of any right, power or discretion under a Bank Finance Document that expressly requires the approval of a Majority of Financiers.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                38
                             26 February 2004

22.4     Overriding instructions

         In relation to all matters other than those under clause 22.2 ("Matters requiring instructions from all Financiers") and clause 24.5 ("Facility Agent to act on Financier's request") and subject to the Deed of Common Terms, a Majority of Financiers may instruct the Facility Agent and, if they do, the Facility Agent agrees to act in accordance with the instructions.

22.5     Without consultation or instructions

         In any case where the Facility Agent does not require instructions under clause 22.1 ("After consultation and instructions") or does not receive instructions or requests under clause 22.4 ("Overriding instructions") or clause 24.5 ("Facility Agent to act on Financier's request"), the Facility Agent may exercise its rights in its capacity as agent for the Financiers and comply with its obligations in that capacity as it sees fit. It need not consult any Financiers before doing so.

22.6     Facility Agent's actions

         Whenever the Facility Agent:

         (a) consults the Financiers to seek instructions, it agrees to specify a reasonable period within which those instructions are to be given; and

         (b) receives instructions from a Majority of Financiers, or all of them, it agrees to follow them but only in so far as they are lawful and in accordance with this agreement; and

         (c) exercises its rights in its capacity as agent of the Financiers or takes any other action, it agrees subject to clause 22.6(b), to take into account the interests (in its absolute opinion based upon the information which it has at the time) of the Financiers taken as a whole.

22.7     Financier's instructions

         Whenever a Financier gives instructions:

         (a) it must do so in accordance with this agreement and within any time period specified by the Facility Agent for giving instructions; and

         (b) it authorises the Facility Agent to give any consent or do any other thing appropriate to carry out the instructions.

         Whenever a Financier gives instructions which are inconsistent with the instructions of the Majority of Financiers, the Financier consents to the Facility Agent acting in accordance with the instructions of the Majority of Financiers, despite the Financier's instructions, except in relation to matters under clause 22.2 ("Matters requiring instructions from all Financiers") or clause 24.5 ("Facility Agent to act on Financier's request") or where a Bank Finance Document otherwise provides.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                39
                             26 February 2004

         If the Facility Agent specifies in its notice seeking instructions that a failure to respond will be taken to be a consent to the proposed action and if a Financier does not give instructions in relation to the proposed action within any time period specified by the Facility Agent, the Financier is taken to have instructed the Facility Agent to take the proposed action.

22.8     Amendments

         Each Finance Party authorises the Facility Agent to agree with the other parties to a Bank Finance Document to a variation or change of the Bank Finance Document if:

         (a) all Financiers (as required under clause 22.2) ("Matters requiring instructions from all Financiers") or a Majority of Financiers (as required under clause 22.3) ("Matters requiring instructions from a Majority of Financiers") have instructed, or are taken to have instructed, the Facility Agent that they consent to, or approve of, the variation or change; or

         (b) the variation or change does not relate to anything referred to in clause 22.2 ("Matters requiring instructions from all Financiers"), or clause 22.3 ("Matters requiring instruction from a Majority of Financiers") and the Facility Agent is satisfied that the variation or change is made to correct a manifest error or an error of a minor nature or that the variation or change is only of a formal technical nature.

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23       Facility Agent's obligations to give notices and copies

23.1       Facility Agent's obligations

         The Facility Agent agrees:

         (a) (conditions satisfied) to notify each Financier promptly after it has received the last of the items in schedule 2 ("Conditions precedent") in form and substance satisfactory to the Financiers; and

         (b) (subscription requirements) to notify each Financier of the contents of a Utilisation Notice in relation to a Facility and the Financier's Proportion of the requested subscription price of Loan Notes under that Facility promptly after it receives the Utilisation Notice. However, the Facility Agent does not have to notify any Financier who does not have any Commitment in relation to that Facility; and

         (c) (default and review) to notify each Financier of an Event of Default, Potential Event of Default or Review Event promptly after the Facility Agent becomes aware of it; and

         (d) (material notices received) to give the Financier promptly after receiving it a copy of each notice or other communication or document which is received from an Obligor or a Guarantor in connection with a Bank Finance Document (other than the Deed of Common Terms and the Guarantees) and which the Facility Agent considers material; and

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                             26 February 2004
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        (e)       (material notices given) to give the Financier promptly a copy of any notice or document which the Facility Agent gives the Borrower in connection with the Bank Finance Documents and which the Facility Agent considers material; and

        (f) (action taken) to give the Financier promptly a report on anything done after receiving instructions from the Financiers under clause 22 ("How and when the Facility Agent acts").

23.2     Awareness of certain events

         The Facility Agent is taken not to be aware of an Event of Default, Potential Event of Default or Review Event until either:

        (a) an Authorised Officer of the Facility Agent, who is responsible for the administration of the transactions contemplated by the Bank Finance Documents has actual knowledge of sufficient facts to ascertain that an Event of Default, Potential Event of Default or Review Event has occurred; or

        (b) the Facility Agent receives a notice from the Borrower regarding an Event of Default, Potential Event of Default or Review Event.

23.3     Assuming compliance

         Until it becomes aware in accordance with clause 23.2 ("Awareness of certain events"), the Facility Agent may assume that no Event of Default, Potential Event of Default or Review Event has occurred and that the Obligors and Guarantors are observing all their obligations in connection with the Bank Finance Documents and need not inquire whether that is, in fact, the case.

23.4     Limit on disclosure obligations

         Despite anything else in the Bank Finance Documents, the Facility Agent is not obliged to disclose information or provide documents relating to the Obligors, the Guarantors or any other person if the Facility Agent reasonably believes that to do so would constitute a breach of law or duty of confidentiality.

23.5     No further obligations

         The Financiers agree that the Facility Agent has no other obligations, other than those in clause 23.1 ("Facility Agent's obligations") respectively, either initially or on a continuing basis:

         (a) to keep itself informed, or to inform a Financier, about the performance by the Obligors and the Guarantors of their obligations under the Bank Finance Documents; or

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                             26 February 2004
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         (b)      to provide a Financier with any information or documents with respect to the Obligors and the Guarantors (whether coming into its possession before or after accommodation is provided under the Bank Finance Documents).

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24       Facility Agent's relationship with Financiers

24.1     Individual responsibility of Financiers

         Each Financier acknowledges for the benefit of the Facility Agent and each party who is a Financier at the date of this agreement (in this clause 24, the "underwriters") and their respective Related Entities that the Financier has:

         (a) entered into the Bank Finance Documents and subscribed for, or taken a transfer of, a Loan Note; and

         (b) made and will continue to make its own independent investigation of the financial condition and affairs of the Obligors and the Guarantors based on documents and information which it considers appropriate; and

         (c) made its own appraisal of the creditworthiness of the Obligors and Guarantors; and

         (d) made its own assessment and approval of the margin, fees and other return to be obtained under the Bank Finance Documents,

         without relying on the Facility Agent or any underwriter (in whatever capacities) or any of their Related Entities or on any representation made by any of them.

24.2     Exoneration

         Neither the Facility Agent, an underwriter nor any of their directors, officers, employees, agents, attorneys or Related Entities is responsible or liable to any Financier:

         (a) because an Obligor or a Guarantor does not perform its obligations under the Bank Finance Documents; or

         (b)      for the financial condition of an Obligor or a Guarantor; or

         (c) because any statement, representation or warranty in a Bank Finance Document or the Information Memorandum is incorrect or misleading; or

         (d) for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of the Bank Finance Documents or any document signed or delivered in connection with the Bank Finance Documents; or

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                             26 February 2004
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        (e)       for acting or not acting in accordance with the instructions of a Majority of Financiers or all the Financiers, or in accordance with the Facility Agent's directions, as the case may be.

         Without limiting this clause 24.2, neither the Facility Agent nor any underwriter is responsible or liable to any Financier for anything done or not done in connection with the Bank Finance Documents by the Facility Agent, an underwriter, or their directors, officers, employees, agents, attorneys or Related Entities except, in the case of the Facility Agent, to the extent that the act or omission amounts to gross negligence or wilful misconduct by the Facility Agent, or a gross or wilful breach by it of its obligations in the capacity of agent of the Financiers.

24.3     Facility Agent in capacity of a Financier

         If the Facility Agent or an underwriter is also a Financier, then in its capacity as a Financier it:

         (a) has the same rights and obligations under the Bank Finance Documents as the other Financiers; and

         (b) may exercise those rights and agrees to comply with those obligations independently from its role as Facility Agent or an underwriter as if it were not the Facility Agent or an underwriter.

24.4     Dealing in different capacities

         The Facility Agent may:

         (a) engage in any kind of banking, trust or other business with an Obligor or a Guarantor or the Financiers or any of their Related Entities; and

         (b) accept fees and other consideration from an Obligor, a Guarantor or any of their Related Entities for services in connection with the Bank Finance Documents or any other arrangement; and

         (c) act as Registrar, in accordance with this agreement and the Loan Note Deed Poll,

         as if it were not the Facility Agent and without having to account to the Financiers for any income it derives in doing so.

         The Financiers release the Facility Agent from any obligation the Facility Agent might otherwise have to the Financiers in relation to these matters.

         In acting as agent for the Financiers, the Facility Agent is to be regarded as acting through its agency division which is to be treated as a separate entity from any other of its divisions or departments.

         If information is received by another division or department of the Facility Agent, it may be treated as confidential to that division or department and the Facility Agent is not taken to have notice of it.

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                             26 February 2004
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24.5     Facility Agent to act on Financier's request

         The Facility Agent agrees to:

         (a)      make a demand under clause 11 ("Increased costs"); or

         (b)      give notices under clause 12 ("Illegality or impossibility");
                  or

         (c)      make a demand under clause 16 ("Costs and indemnities"); or

         (d)      make a demand under clause 17 ("Interest on overdue amounts");
                  or

         (e) make a demand under clause 25.2 ("The Borrower's back-to-back indemnity")

         promptly on request from a Financier. The other Financiers may not countermand such a request.

24.6     Restriction on Financiers exercising rights

         Subject to the Deed of Common Terms, a Financier may exercise a right (including enforcing rights) against an Obligor or a Guarantor under any Bank Finance Document independently of the Facility Agent only if:

         (a) the Facility Agent has been instructed in accordance with clause 22 ("How and when the Facility Agent acts") to exercise the right; and

         (b) the Facility Agent has not done so within a reasonable time, if relevant, after being put in funds under clause 25.3 ("Funds before acting").

24.7     Notice of transfer

         The Facility Agent may treat each Financier as the holder or obligor of the rights and obligations of that Financier for all purposes under the Bank Finance Documents until a Substitution Agreement (or other notice of the assignment or transfer satisfactory to the Facility Agent) signed by the substitute, assignee or transferee is given to the Facility Agent.

24.8     Facility Agent and Financier's role

         (a) The Facility Agent will be agent for the Financiers except as described in clause 24.8(c).

         (b) Each Financier authorises the Facility Agent to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under or in connection with the Bank Finance Documents together with any other incidental rights, powers, authorities and discretions.

        (c) Where the Facility Agent provides services in connection with the administration of the Loan Notes, that is when it calculates rates and amounts, keeps records, receives and distributes payments and information and receives and deals with Utilisation Notices and Interest Payment Notices, it does not provide those services as agent for the Financiers.

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                             26 February 2004
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25       Funding of Facility Agent

25.1     Financiers to indemnify against non-payment

         Each Financier individually, in accordance with its Proportion, indemnifies the Facility Agent against the non-receipt of a payment from the Borrower and the Costs incurred by the Facility Agent in funding the amount not paid, if the Facility Agent:

         (a) reasonably claims a payment from the Borrower under clause 16 ("Costs and indemnities"); and

         (b)      does not receive it within seven days after the claim is made.

         Each Financier agrees to pay amounts due under this indemnity to the Facility Agent on demand from the Facility Agent.

25.2     The Borrower's back-to-back indemnity

         The Borrower indemnifies each Financier against any liability or loss arising from, and any Costs incurred in connection with, the Financier making a payment under clause 25.1 ("Financiers to indemnify against non-payment").

         The Borrower agrees to pay amounts due under this indemnity on demand from the Facility Agent.

25.3     Funds before acting

         This clause 25.3 applies if the Facility Agent proposes to exercise a right arising in its capacity as agent of the Financiers or take any other action (whether or not at the instruction of a Majority of Financiers or all Financiers) in connection with the Bank Finance Documents, and the Facility Agent reasonably considers this could result in the Borrower becoming obliged to pay an amount under clause 16 ("Costs and indemnities"). In that case, the Facility Agent:

         (a) may request the Financiers to pay to the Facility Agent, an amount at least equal to the amount the Facility Agent reasonably determines would be the Borrower's liability; and

         (b)      need not act until the Financiers do so.

         Each Financier agrees to fund under this clause 25.3 rateably in accordance with its Proportion.

25.4     If a Financier does not fund

         If a Financier does not fund the Facility Agent under clause 25.3 ("Funds before acting") within a period determined by the Facility Agent to be reasonable, then the Facility Agent agrees to promptly request each other Financier to fund the defaulting Financier's share. If one or more other Financiers agree to fund the defaulting Financier's share, then the obligations of the Financiers under clause
         25.3 ("Funds before acting") are taken to be satisfied. Each Financier agrees that:

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                             26 February 2004
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         (a)      a payment by a Financier to the Facility Agent under this
                  clause 25.4 constitutes a loan by the Financier to the defaulting Financier; and

         (b) the loan accrues interest at the rate and in the manner notified by the paying Financier to the defaulting Financier and the Facility Agent.

         The defaulting Financier agrees to pay to the Facility Agent (for the account of each funding Financier) on demand from the Facility Agent the loan principal and interest on each loan.

25.5     Borrower's costs obligation not affected

         A payment by a Financier under this clause 25 ("Funding of Facility Agent") does not relieve the Borrower of its obligations under clause 16 ("Costs and indemnities") or clause 17 ("Interest on overdue amounts") or any other Obligor or Guarantor of its obligations under any corresponding provisions of any Bank Finance Document.

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26       Change of Facility Agent

26.1     Retirement

         The Facility Agent may retire by giving the Borrower and each Financier notice of its intention to do so, specifying the date it proposes the retirement to take effect.

26.2     Removal

         A Majority of Financiers may end the appointment of the Facility Agent as agent of each Financier under this agreement by giving the Facility Agent at least 30 days' written notice. If the Facility Agent breaches any material obligation under a Bank Finance Document and does not correct the breach within a reasonable time, a Majority of Financiers may end the appointment on a lessor period of notice determined by them.

26.3     When retirement or removal of Facility Agent takes effect

         The retirement or removal of the Facility Agent takes effect only when:

         (a) a successor Facility Agent approved by the Borrower (which approval may not be delayed or withheld unreasonably) has been appointed; and

         (b) the successor Facility Agent has obtained title to or obtained the benefit of any Security Interest held by it in its capacity as agent in a manner approved by all the Financiers.

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                             26 February 2004
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26.4     Permitted successors

         The successor Facility Agent may be:

         (a) a Financier or a Related Entity of a Financier, nominated by a Majority of Financiers; or

         (b) in the absence of such a nomination, a reputable and experienced bank or financial institution (or a Related Entity of either of them) nominated (in the case of retirement) by the retiring Facility Agent or (in the case of removal) by a Majority of Financiers.

26.5     Obligations of retiring and successor Facility Agents

         When a successor Facility Agent is appointed, the retiring Facility Agent is discharged from any further obligation under the Bank Finance Documents. This discharge does not prejudice any accrued right or obligation. The new Facility Agent and each other party to the Bank Finance Documents have the same rights and obligations among themselves as they would have had if the new Facility Agent had been a party to the Bank Finance Documents at the dates of those documents.

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27       Miscellaneous provisions relating to agency

27.1     Delegation by Facility Agent

         The Facility Agent may employ agents and attorneys and may delegate any of its rights or obligations in the capacity as agent of the Financiers, without notifying any person of the delegation.

27.2     Duties when delegating

         The Facility Agent agrees to exercise reasonable care in selecting delegates and to supervise their actions.

27.3     Responsibility for delegates

         The Facility Agent, is responsible for any loss arising due to the gross negligence or wilful misconduct by the delegate or gross or wilful breach by the delegate of their obligations, if it has appointed a delegate (without instructions from Financiers).

27.4     Facility Agent may rely on communications and opinions

         In relation to the Facilities and any Bank Finance Document, the Facility Agent may rely:

         (a) on any communication or document they believe to be genuine and correct and to have been signed or sent by the appropriate person; and

         (b) as to legal, accounting, taxation or other professional matters, on opinions and statements of any legal, accounting, taxation or professional advisers used by it.

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                             26 February 2004
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27.5     Force majeure

         Despite any other provision of this agreement, the Facility Agent need not act (whether or not on instructions from one or more of the Financiers or as directed by the Facility Agent) if it is impossible to act due to any cause beyond its control (including war, riot, natural disaster, labour dispute, or law taking effect after the date of this agreement). The Facility Agent agrees to notify each Financier promptly after it determines that it is unable to act.

27.6     No responsibility for force majeure

         The Facility Agent, has no responsibility or liability for any loss or expense suffered or incurred by any party as a result of its not acting for so long as the impossibility under clause 27.5 ("Force majeure") continues. However, the Facility Agent, agrees to make reasonable efforts to avoid or remove the causes of non-performance and agrees to continue performance under this agreement promptly when the causes are removed.

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28       Entitlements to payments

         Unless expressly stated otherwise, the Borrower agrees to pay all amounts due under the Bank Finance Documents (other than the Deed of Common Terms and the Guarantees) to the Facility Agent for the account of all Financiers except that an amount payable in connection with:

          (a) clause 9.2(a) ("Other fees") is to be paid for the account of the Facility Agent; and

          (b) clauses 9.2(b) ("Other Fees") is to be paid for the account of the Mandated Lead Arrangers and Underwriters ; and

          (c) clause 10.1(c) ("Payments by the Borrower") is to be paid for the account of the relevant Indemnified Party; and

          (d) clause 10.2 (c) ("Withholding tax - Payments by Facility Agent to Financier"), clause 11.1 ("Compensation") or clause 12 ("Illegality or impossibility") is to be paid for the account of the affected Financier; and

          (e) clause 10.2(d) ("Withholding tax - Payments by Facility Agent to Financier") is to be paid for the account of the Facility Agent; and

          (f) clause 16.1 ("Costs and indemnities - What the Borrower agrees to pay") is to be paid to for the account of the party that incurs the Costs, or pays the Taxes or fees; and

          (g) clause 16.4 ("Payment of third party losses") is to be paid for the account of the party whose employee, officer, agent or contractor suffers the liability, loss or Costs; and

          (h) clause 16.6 ("GST") is to be paid for the account of the relevant Finance Party; and

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          (i)     clause 17 ("Interest on overdue amounts") is to be paid for the account of the party entitled to the overdue amount; and

          (j) an indemnity is to be paid for the account of the party entitled under the indemnity.

         If the Borrower is to pay an amount for the account of a particular party, the Borrower is taken to have satisfied their obligation to that party by paying the Facility Agent (or its nominee).

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29       Distribution of payments

29.1     How Facility Agent is to distribute

         Subject to clause 28 ("Entitlement to payments"), the Facility Agent agrees to distribute amounts paid to it under the Bank Finance Documents as follows:

         (a) first, to the Facility Agent itself for all amounts due to it in its capacity as agent under any Bank Finance Document; and

         (b) secondly, to each Financier in the proportion that the amount due for payment to it at that time bears to the total of the amounts due for payment to all Financiers at that time (proportions are to be expressed as percentages and rounded to the nearest four decimal places), or in such other manner as the Facility Agent determines.

29.2     Excess distributions - contingencies

         If a Financier receives a distribution under clause 29.1 ("How Facility Agent is to distribute") on account of an amount which may become due for payment by the Financier to a third party and the right of the third party to claim on the Financier ends without a claim for the full distributed amount having been made, then the Financier agrees to promptly pay the Facility Agent an amount equal to the unclaimed portion of the distributed amount.

29.3     Postponement of non-funding Financiers

         This clause 29.3 applies despite anything in clause 29.1 ("How Facility Agent is to distribute") if the Facility Agent recovers an amount through exercising the Facility Agent's rights in its capacity as agent of the Financiers as a result of being placed in funds under clause
         25.3 ("Funds before acting"). In that case, any Financier who did not fund the Facility Agent is not entitled to receive any part of the recovered amount until each Financier who funded receives an amount equal to the total of:

         (a)      the Amount Owing for that funding Financier; and

         (b) the amount of any loan principal and interest due to that funding Financier under clause 25.4 ("If a Financier does not fund").

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                             26 February 2004
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         In giving effect to this clause 29.3, the Facility Agent is to be taken to have made a determination under clause 29.1 ("How Facility Agent is to distribute"). By signing this agreement or a Substitution Agreement, each Financier is taken to have instructed the Facility Agent under clause 22.2 ("Matters requiring instructions from all Financiers") to make the determination.

29.4     Manner of distribution

         The Facility Agent agrees to distribute amounts to each Financier promptly after receipt in immediately available funds to that Financier's office identified in the Details or another office notified to the Facility Agent by the Financier.

29.5     Distributions relying on assumed receipt

         If a payment is due to be made by a party (in this clause "party liable") to the Facility Agent (in this clause "payer"), the payer:

         (a) may assume that the party liable will make the payment, unless the party liable notifies the payer at least one Business Day before the due date that the payment will not be made; and

         (b) in reliance on the assumption in this clause 29.5, may (but need not) make a corresponding payment on the due date to another party (in this clause the "recipient").

         If the payer makes the corresponding payment and does not actually receive the amount due to be paid to it, then:

         (a)      the recipient agrees to refund it to the payer on demand; and

         (b) the party liable agrees to pay the payer on demand the amount and the payer's Costs (including interest) in funding the corresponding payment from the date when it was made until the date the payer receives the refund.

         This clause 29.5 does not affect any rights the payer and the recipient may have against the party liable.

29.6     Financier to pay over amounts received directly

         If a Financier receives or recovers an amount due to it under a Bank Finance Document other than through distribution by the Facility Agent under this agreement, then it agrees to:

         (a)      notify the Facility Agent promptly; and

         (b) pay an amount equal to that amount to the Facility Agent within two Business Days after receiving it.

         If the Financier receives the amount by applying a set-off, the set-off occurs when the Financier records the set-off in its books of account.

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                             26 February 2004
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         The amount paid by the Financier to the Facility Agent under this clause 29.6 is to be taken to have been received by the Facility Agent and not by the Financier who receives it (and the Amount Owing to the Financier is to continue to include that amount).

         If the Financier is obliged to make a payment under this clause 29.6, the Borrower indemnifies the Financier against loss suffered by the Financier if the liability of the entity which makes a payment to the Financier is held to have been discharged despite the operation of this clause 29.6.

29.7     Pro-rata refunds

         If a Financier who receives an amount referred to in clause 29.6 ("Financier to pay over amounts received directly") is obliged to refund any part of it under laws relating to an Insolvency Event of an entity, then each Financier to which that amount was distributed under this clause 29 ("Distribution of payments") agrees to pay to the Facility Agent (for payment to the Financier who has to make the refund) its pro rata share of the amount required to be refunded.

29.8     Proceeds of litigation

         Despite clause 29.6 ("Financier to pay over amounts received directly"), where a Financier recovers an amount in legal proceedings it has brought as permitted by clause 24.6 ("Restriction on Financiers exercising rights"), the Financier may retain the recovered amount and need not pay the recovered amount to the Facility Agent or share it with any other party who could have joined in the proceedings (or could have taken separate proceedings) but did not.

         If more than one Financier takes proceedings, the recovered amount is to be shared by each of those Financiers in the proportion that the amount due for payment to it at that time bears to the total of the amounts at that time due for payment to all the Financiers who take proceedings.

         In each case, any surplus is to be paid to the Facility Agent.

29.9     Application of payments

         The Facility Agent and each Financier may apply amounts distributed to them for their own account towards satisfying obligations under the Bank Finance Documents in the manner they see fit, unless the Bank Finance Documents expressly provide otherwise. This appropriation overrides any purported appropriation by an Obligor, a Guarantor or any other person.

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30       Substitution of Financiers and transfer of Loan Notes

30.1     Procedure for substitution and transfer

         A Financier may:

        (a) effect a novation of some or all of its obligations under the Bank Finance Documents (other than the Loan Notes); and

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                             26 February 2004
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        (b)       transfer a corresponding number of Loan Notes (if any).

         A novation and transfer under this clause 30 ("Substitution of Financiers and transfer of Loan Notes") may only be made on the conditions that:

         (i)      the novation and transfer is effected together; and

         (ii) the Financier ("Retiring Financier") transfers the number of Loan Notes which have an aggregate principal amount outstanding equal to the Utilised Commitment being novated; and

         (iii) the Retiring Financier notifies the Borrower of the person who proposes to assume the obligations and acquire the Loan Notes ("Substitute Financier"); and

         (iv) the Borrower consents. The Borrower may only withhold its consent if it knows or suspects that the Substitute Financier is an Associate of the Borrower. If the Borrower does not respond within 10 Business Days (or a lesser period specified by the Facility Agent to apply before the end of general syndication of the Facilities) after receiving notice under paragraph (iii), it is taken to have consented; and

         (v) the Retiring Financier and the Substitute Financier enter into a Substitution Agreement. Four counterparts of the Substitution Agreement must be signed by the Retiring Financier and the Substitute Financier and given to the Facility Agent on or before the sixth Business Day before the substitution is to take effect.

30.2     Facility Agent authorised to sign Substitution Agreement

         The Facility Agent is irrevocably authorised by all parties to this agreement other than the Retiring Financier to:

         (a) execute the Substitution Agreement on their behalf;

         (b) as Registrar, update the Register; and

         (c) do anything else the Facility Agent considers appropriate to effect the substitution.

30.3     Delivery of copies

         When the Facility Agent receives an appropriately completed Substitution Agreement under clause 30.1 ("Procedure for substitution and transfer"), it agrees to:

         (a) sign all the counterparts on behalf of all the parties to this agreement other than the Retiring Financier; and

         (b) retain one counterpart and deliver the other counterparts to the Borrower, the Retiring Financier and the Substitute Financier; and

         (c)      notify the other Financiers of the substitution; and

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                             26 February 2004
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         (d)      update the Register.

30.4     When a Substitution Agreement may not be given

         A Retiring Financier may not give a Substitution Agreement during the period from when a Utilisation Notice has been given until the day after the Utilisation Date under that Utilisation Notice.

30.5     Borrower not liable on substitution or changed payment office

         If a Financier enters into a Substitution Agreement, assigns or transfers its rights under the Bank Finance Documents or changes its lending office identified in the Details or a Substitution Agreement, the Borrower is not required to pay any additional amount (by way of Costs (except additional amounts payable under clause 10 ("Withholding Tax")), Taxes (except Accountable Taxes), fees or charges) which arises as a consequence of the substitution, assignment, transfer or change and of which the Financier or Substitute Financier was aware or ought reasonably to have been aware. For this purpose, "awareness" is to be assessed on the basis of any published proposals current and reasonably available to the Financier at the date of the substitution or change.

30.6     Prohibition on transfer of Loan Notes

         Loan Notes may not be transferred except in accordance with this clause 30 ("Substitution of Financiers and transfer of Loan Notes").

30.7     Substitution fee

         The Substitute Financier agrees to pay the Facility Agent a fee of A$1500 on entering into the Substitution Agreement after the end of general syndication (as determined by the Facility Agent).


Part 7 General
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31       Relationships between parties

31.1     Borrower may assume parties have complied

         In relation to any act of the Facility Agent, the Borrower need not enquire:

         (a) whether the Facility Agent needed to consult or has consulted the Financiers; or

         (b) whether instructions have been given to the Facility Agent by a Majority of Financiers or all Financiers; or

         (c)      about the terms of any instructions.

         As between the Facility Agent and the Borrower, all action taken by the Facility Agent under the Bank Finance Documents is taken to be authorised under this agreement unless the Borrower has actual notice to the contrary.

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31.2     Facility Agent is not responsible for Financier's breach

         The Facility Agent is not responsible to the Borrower if a Financier (except a Financier that is also the Facility Agent) does not comply with its obligations under the Bank Finance Documents .

31.3     No responsibility for other's obligations

         If a Financier does not comply with its obligations under a Bank Finance Document, this does not relieve any other Finance Party or the Borrower of any of their respective obligations. No Finance Party is responsible for the obligations of another Finance Party and no Financier is responsible for the obligations of any other Financier.

31.4     Several interests

         The interests of the Facility Agent and each Financier under this agreement and each Bank Finance Document are several. Subject to the provisions of the Bank Finance Documents, each Financier may separately enforce its rights under any Bank Finance Document.

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32       Dealing with interests

32.1     No dealing by Borrower
         Subject to clause 36, the Borrower may not assign or otherwise deal with its rights under any Bank Finance Document or allow any interest in them to arise or be varied, in each case, without the Facility Agent's consent.

32.2     Dealings by Financier

         Subject to clause 30 ("Substitution of Financiers and transfer of Loan Notes"), a Financier may deal with its rights under the Bank Finance Documents (including by assignment or participation) without the consent of any other person. However, subject to clause 32.4 ("Financiers and credit derivatives") and to clause 30 ("Substitution of Financier's and transfer of Loan Notes") and provided an Event of Default or a Potential Event of Default is not then subsisting, the Borrower's consent is required if the following conditions are not satisfied:

         (a) the Financier will remain the financier of record in respect of the Bank Finance Documents;

         (b) the Financier will continue to conduct all administrative activities (including collection of moneys owed and the conduct of all negotiations and communications) in respect of the Bank Finance Documents as agent; and

        (c) the Financier will continue to have the same legal and commercial relationship with the Borrower as before the dealing and will be entitled and obliged to operate that relationship in accordance with its ordinary business practices as if the dealing had never occurred.

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                             26 February 2004
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32.3     Dealings by Facility Agent

         The Facility Agent may assign or otherwise deal with its rights under the Bank Finance Documents to receive payments for its own account, without the consent of any person. But it may not otherwise deal with its rights except in accordance with this agreement.

32.4     Financiers and credit derivatives

         The Borrower acknowledges that a Financier may enter into credit derivatives in managing its portfolio and agrees:

         (a) that the Financier may disclose information relating to this agreement, the Loan Notes and any agreements between a Financier and the Borrower for the purpose of entering into or exercising its rights under any such credit derivative instruments; and

         (b) to any related assignment by the Financier of any of its rights under this agreement, the Loan Notes or any credit derivative.

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33       Notices

33.1     Form

         Unless expressly stated otherwise in the Bank Finance Document and subject to clause 33.2 (d), all notices, certificates, consents, approvals, waivers and other communications in connection with that Bank Finance Document must be in writing, signed by an Authorised Officer of the sender and marked for attention as set out or referred to in the Details or, if the recipient has notified otherwise, marked for attention in the way last notified.

33.2     Delivery

         They must be:

         (a)      left at the address set out or referred to in the Details; or

         (b) sent by prepaid post (airmail, if appropriate) to the address set out or referred to in the Details; or

         (c) sent by fax to the fax number set out or referred to in the Details; or

         (d) if by the Facility Agent, may be given by means of the ANZIB eAgency website, access to which is restricted to the parties to the Bank Finance Documents established by the Facility Agent or other electronic means in a manner and subject to rules established by the Facility Agent and agreed with the Borrower as set out in this agreement.

         However, if the intended recipient has notified a changed postal address or changed fax number, then the communication must be to that address or number.

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33.3     When effective

         They take effect from the time they are received unless a later time is specified in them.

33.4     Receipt - postal

         If sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia).

33.5     Receipt - fax

         If sent by fax, they are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

33.6     Receipt - eAgency

         If sent by means of the ANZIB eAgency website, they are taken to be received on the later of:

         (a)      a notice being posted on the ANZIB eAgency website; and

         (b) receipt by the Facility Agent of a delivery receipt in respect of an e-mail the Facility Agent has sent to the relevant party's Nominated E-Mail Address notifying that the notice has become available on the ANZIB eAgency website.

33.7     Receipt - general

         Despite clauses 33.4 ("Receipt - postal"), 33.5 ("Receipt - fax") and
         33.6 ("Receipt eAgency"), if they are received after 5pm in the place of receipt or on a non-Business Day, they are taken to be received at 9am on the next Business Day.

33.8     Waiver of notice period

         The Facility Agent may waive a period of notice required to be given by the Borrower under this agreement.

33.9     ANZIB eAgency website

         (a) The Borrower consents to the inclusion in the ANZIB eAgency website of:

                  (i)      the name of the Borrower;

                  (ii)     a link to the web site of the Borrower.

         (b) The Borrower and the Financiers acknowledge that the Facility Agent will issue user identifiers, passwords and other information necessary for access to the ANZIB eAgency website to the Borrower and the Financiers.

        (c)       Each of the Borrower and the Financiers undertake:

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                56
                             26 February 2004

                  (i) to ensure that all Access Information issued to it by the Facility Agent is kept secure and confidential;

                  (ii) that it will only disclose Access Information to its officers or employees who are involved in the administration of the Facilities; and

                  (iii) agrees that the Facility Agency is not liable for any liability, loss, damage, costs or expenses incurred or suffered by them as a result of their access or use of the ANZIB eAgency website or inability to access or use the ANZIB eAgency website.

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34       General

34.1     Application to Bank Finance Documents

         If anything in this clause 34 ("General") is inconsistent with a provision in another Bank Finance Document, then the provision in the other Bank Finance Document prevails for the purposes of that Bank Finance Document.

34.2     Prompt performance

         If a Bank Finance Document specifies when the Borrower agrees to perform an obligation, the Borrower agrees to perform it by the time specified. The Borrower agrees to perform all other obligations promptly.

34.3     Consents

         The Borrower agrees to comply with all conditions in any consent the Facility Agent or a Financier gives in connection with a Bank Finance Document.

34.4     Certificates

         The Facility Agent or a Financier may give the Borrower a certificate about an amount payable or other matter in connection with a Bank Finance Document. The certificate is sufficient evidence of the amount or matter, unless it is proved to be incorrect.

34.5     Set-off

         At any time after an Event of Default and for so long as it subsists, the Facility Agent or a Financier may set off any amount due for payment by the Facility Agent or the Financier, respectively, to the Borrower against any amount due for payment by the Borrower to the Facility Agent or the Financier, respectively, under the Bank Finance Document.

34.6     Discretion in exercising rights

         The Facility Agent or a Financier may exercise a right or remedy or give or refuse its consent under a Bank Finance Document in any way it considers appropriate (including by imposing conditions), unless a Bank Finance Document expressly states otherwise.

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                             26 February 2004

34.7     Partial exercising of rights

         If the Facility Agent or a Financier does not exercise a right or remedy under a Bank Finance Document fully or at a given time, the Facility Agent or the Financier may still exercise it later.

34.8     No liability for loss

         Neither the Facility Agent nor a Financier is liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right or remedy under a Bank Finance Document.

34.9     Conflict of interest

         The Facility Agent's or a Financier's rights and remedies under any Bank Finance Document may be exercised even if this involves a conflict of duty or the Facility Agent or Financier has a personal interest in their exercise.

34.10    Remedies cumulative

         The rights and remedies of the Facility Agent or a Financier under any Bank Finance Document are in addition to other rights and remedies given by law independently of the Bank Finance Document.
34.11    Indemnities

         Any indemnity in a Bank Finance Document is a continuing obligation, independent of the Borrower's other obligations under that Bank Finance Document and continues after the Bank Finance Document ends. It is not necessary for the Facility Agent or a Financier to incur expense or make payment before enforcing a right of indemnity under a Bank Finance Document.

34.12    Rights and obligations are unaffected

         Rights given to the Facility Agent or a Financier under a Bank Finance Document and the Borrower's liabilities under it are not affected by anything which might otherwise affect them at law.

34.13    Inconsistent law

         To the extent permitted by law, each Bank Finance Document prevails to the extent it is inconsistent with any law.

34.14    Supervening legislation

         Any present or future legislation which operates to vary the obligations of the Borrower in connection with a Bank Finance Document with the result that the Facility Agent's or a Financier's rights, powers or remedies are adversely affected (including by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

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34.15    Time of the essence

         Time is of the essence in any Bank Finance Document in respect of an obligation of the Borrower to pay money.

34.16    Variation and waiver

         Unless this agreement expressly states otherwise, a provision of a Bank Finance Document, or right created under it, may not be waived or varied except in writing signed by the party or parties to be bound.

34.17    Confidentiality

         Each Finance Party agrees not to disclose information provided by any other party, that is not publicly available (including the existence of or contents of any Bank Finance Document) except:

         (a) to any person in connection with an exercise of rights or a dealing with rights or obligations under a Bank Finance Document (including when the Facility Agent or a Financier consults other Financiers after a Potential Event of Default, an Event of Default or Review Event or in connection with preparatory steps such as negotiating with any potential assignee or potential sub-participant or other person who is considering contracting with the Financier in connection with a Bank Finance Document or to any ratings agency for the purposes of securitisation); or

         (b) to a person considering entering into (or who enters into) a credit swap with the Facility Agent or a Financier involving credit events relating to the Borrower or any of its Related Entities; or

        (c) to officers, employees, legal and other advisers and auditors of the Borrower, the Facility Agent or a Financier; or

        (d) to any party to this agreement or any Related Entity of any party to this agreement, provided the recipient agrees to act consistently with this clause 34.17; or

        (e) with the consent of the party who provided the information (such consent not to be unreasonably withheld); or

        (f) as required to be in compliance with any Directive or stock exchange or regulatory authority.

         Each party consents to disclosures made in accordance with this clause 34.17.

34.18    Further steps

         The Borrower agrees to do anything the Facility Agent reasonably asks (such as obtaining consents, signing and producing documents and getting documents completed and signed):

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                             26 February 2004

         (a) to bind the Borrower and any other person intended to be bound under the Bank Finance Documents;

         (b) to enable the Facility Agent to register any power of attorney in this agreement; or

         (c)      to show whether the Borrower is complying with this agreement.

34.19    Counterparts

         This agreement may consist of a number of copies, each signed by one or more parties to the agreement. If so, the signed copies are treated as making up the one document.

34.20    Governing law

         Each Bank Finance Document (other than the Deed of Common Terms and the Guarantees) is governed by the law in force in the place specified in the Details and the Facility Agent, the Borrower and each Financier submit to the non-exclusive jurisdiction of the courts of that place.

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35       Interpretation

35.1     Definitions

         Terms defined in the Deed of Common Terms have the same meaning when used in this agreement and these meanings apply unless the contrary intention appears:

         Access Information means all user identifiers, passwords or other information necessary for access to the ANZIB eAgency website.

         Accountable Taxes means Taxes imposed by a Relevant Country other than those which would not be required to be deducted by the Borrower if the Facility Agent or relevant Financier provided the Borrower with any of its name, address, registration number or similar details or any relevant tax exemption or similar details.

         Agency Fee has the meaning given to it in the Details.

         Amending Deed means the Amendment and Restatement Deed dated 26 February 2004 between, amongst others, the Borrower, the Obligors, the Partnership, the Senior Creditors specified in it, TXU Corp., and ANZ Fiduciary Services Pty Ltd.

         Amount Owing means, at any time for a Financier, the total of all amounts which are then due for payment, or which will or may become due for payment, in connection with any Bank Finance Document (including transactions in connection with them) to the Financier.

         ANZIB eAgency website means the website maintained by the Facility Agent from time to time for the purpose of providing certain agency services. In respect of the Bank Finance Documents, access to the ANZIB eAgency website is restricted so that the parties to the Bank Finance Documents have access only to those web pages of the ANZIB eAgency website applicable to the Bank Finance Documents.

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

         Arrangement Fee has the meaning given to it in the Details.

         Associate has the meaning given in section 128F(9) of the Tax
         Act.

         Australian IWT means any Australian Taxes required to be withheld or deducted from any interest payment under Division 11A of Part III of the Tax Act.

         Authorised Officer means:

         (a) in the case of a Finance Party, a director or secretary of the Finance Party or an officer of that party whose title contains the word "director", "chief", "head", "manager", "executive" or "counsel" or "president" or a person performing the functions of any of them, or any other person appointed by that party as an Authorised Officer for the purposes of the Bank Finance Documents; and

         (b) in the case of the Borrower, a person appointed by the Borrower as an Authorised Officer for the purposes of the Bank Finance Documents.

         Availability Period for a Facility has the meaning given to it in the Details for that Facility.

         Bank Finance Documents means the documents described as such in the Details, any document which the Borrower acknowledges in writing to be a Bank Finance Document and any other document connected with any of them.

         Bank Bill Rate means, for an Interest Period, the average bid rate for Bills having a tenor closest to the Interest Period as displayed on the "BBSY" page of the Reuters Monitor System on the first day of the Interest Period. However, if the average bid rate is not displayed by 10.30am on the first day of the Interest Period or if it is displayed but there is an obvious error in that rate, Bank Bill Rate means:

         (a) the rate the Facility Agent calculates as the average of the bid rates quoted to the Facility Agent at approximately 10.30am on that day by each of four or more institutions chosen by the Facility Agent which provides rates for display on the "BBSW" page of the Reuters Monitor System for Bills of that tenor which are accepted by that institution (after excluding the highest and the lowest, or in the case of equality, one of the highest and one of the lowest bid rates); or

         (b) where the Facility Agent is unable to calculate a rate under paragraph (a) because it is unable to obtain the necessary number of quotes, the rate set by the Facility Agent in good faith at approximately 10.30am on that day, having regard, to the extent possible, to the bid rates otherwise bid for Bills of that tenor at or around that time.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                61
                             26 February 2004

         The rate calculated or set by the Facility Agent must be expressed as a percentage rate per annum and be rounded up to the nearest fourth decimal place.

         The Facility Agent may calculate a rate under paragraph (a) or (b) before 11am on the first day of the Interest Period, but if the average bid rate appears on the "BBSY" page by 11am and there is no obvious error in it, the "BBSY" page rate applies as the Bank Bill Rate under this agreement despite any calculation by the Facility Agent under paragraph (a) or (b).

         Bill has the meaning it has in the Bills of Exchange Act 1909
         (Cwlth) and a reference to the drawing, acceptance or endorsement of, or other dealing with, a Bill is to be interpreted in accordance with that Act.

         Borrower means the person so described in the Details.

         Business Day means a day on which banks are open for general banking business in the place or places set out in the Details under "Business Day place(s)" (not being a Saturday, Sunday or public holiday in that place).

         Commitment means, for a Financier and a Facility, the amount set out as such for that Financier and that Facility in schedule 1 ("Commitments") as reduced by the total of all cancellations in respect of that Financier and that Facility.

         Commitment Fee has the meaning given to it in the Details.

         Commitment Letter means the letter from Westpac Banking
         Corporation, Commonwealth Bank of Australia, Australia and New Zealand Banking Group Limited and Citibank, N.A. to the Borrower dated 23 December 2003.

         Controller has the meaning it has in the Corporations Act 2001
         (C'th).

         Costs includes costs, charges and expenses, including those incurred in connection with advisers (including legal counsel).

         Debt Refinance Date has the meaning given to it in the Amending Deed.

         Deed of Common Terms means the deed previously known as the security trust deed dated 24 February 1999 executed by the TXU Australia Holdings (Partnership) Limited Partnership, the Borrower, TXU (No. 8) Pty Ltd, TXU (No. 9) Pty Ltd, TXU Australia Pty Ltd, TXU Networks (Gas) Pty Ltd (formerly known as Westar Pty Ltd), TXU Pty Ltd (formerly known as Kinetik Energy Pty Ltd), TXU Electricity Limited (formerly known as Eastern Energy Limited), TXU Corp. (formerly known as Texas Utilities Company), Citibank, N.A. and National Australia Bank Limited as amended by a deed dated 22 February 2000, a deed dated 31 October 2001, a deed dated 8 December 2003 and the Amending Deed.

         Default Rate means the Interest Rate plus 2% per annum.

         For the purpose of this definition, the Interest Rate is calculated as if the overdue amount were Loan Notes with Interest Periods of 30 days (or another period chosen from time to time by the Facility Agent) with the first Interest Period starting on and including the due date.

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                             26 February 2004

         Details means the section of this agreement headed "Details".

         Directive means:

         (a)     a law or treaty; or

         (b) an official directive, request, guideline or policy (whether or not having the force of law) with which responsible financiers generally comply in carrying on their business.

         Establishment Fee has the meaning given to it in the Details.

         Event of Default has the meaning given to that term in clause 15 ("Default").

         Facility means the Tranche A Facility and the Tranche B
         Facility, or both of them as the context requires.

         Facility Agent means the person so described in the Details.

         Facility Agent Fee Letter means the letter dated on or about the date of this agreement from the Facility Agent to the Borrower.

         Facility Limit means, for a Facility, the amount set out as such for that Facility in the Details as reduced by the total of all cancellations in respect of that Facility.

         Fee Letter means each of the Facility Agent Fee Letter and the Underwriting and Arrangement Fee Letter and any fee letter in relation to the working capital facility agreement dated on or about the date of this agreement between Australia and New Zealand Banking Group Limited, Commonwealth Bank of Australia and the Borrower.

         Final Redemption Date means, for a Facility, the final redemption date set out in the Details for that Facility, but if that is not a Business Day, then the preceding Business Day.

         Finance Party means the Facility Agent, the Registrar, a
         Financier (including, if applicable, a Financier in its role as a Mandated Lead Arranger and Underwriter).

         Financier means each person so described in the Details
         (including, if applicable, the Facility Agent in its role as a Financier) and any person who is named as a "Substitute Financier" under a Substitution Agreement and an assignee of a Financier's rights under clause 32 ("Dealings with Interests").

         GST has the meaning given to it in section 195-1 of the A New Tax System (Goods and Services Tax) Act 1999 (C'th).

         Guarantees means each of:

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                             26 February 2004

         (a)  the Original Guarantee; and

         (b)  the New Guarantee.

         Holding Company has the meaning given to it in the Corporations Act 2001 (C'th).

         Indemnified Party means a party referred to in clause 10.1.

         Information Memorandum means the information memorandum
         (including all attachments) dated January 2004 in relation to the Facilities prepared for the Borrower.

         Input Tax Credit has the meaning given to it in section 195-1 of the A New Tax System (Goods and Services Tax) Act 1999 (C'th).

         Insolvency Event has the meaning given to it in the Deed of Common Terms.

         Interest Payment Date means the last day of an Interest
         Period.

         Interest Period means, for the Loan Notes issued under a Facility, each period selected in accordance with clause 4.2 ("Notification of Interest Period").

         Interest Period Notice means, for the Loan Notes issued under a Facility, a notice containing the information and representations and warranties set out in Schedule 6 ("Interest Period Notice (clause 4)").

         Interest Rate means, for the Loan Notes issued under a Facility, the interest rate for that Facility set out in the Details.

         IPO means an initial public offering of shares by an entity within the Group undertaken following the Debt Refinance Date.

         IPO Effective Date means the date upon which Annexure B to the Amending Deed becomes effective.

         Loan Note means a loan note:

         (a) having a principal amount outstanding of $1.00; and

         (b) issued for a subscription price of 100% of its principal amount under this agreement and the Loan Note Deed Poll,

         and, in this agreement, references to a Loan Note include a reference to the corresponding interest in the Loan Note Deed Poll.

         Loan Note Deed Poll means a deed poll executed by the Borrower substantially in the form of schedule 4 ("Form of Loan Note Deed Poll").

         Majority of Financiers means Financiers the total of whose Commitments exceeds 662/3% of the total of all Financiers' Commitments.

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

         Mandated Lead Arrangers and Underwriters means each person so described in the Details for so long as the person remains a Financier.

         Margin means, for a Facility, the Margin set out in the Details for that Facility.

         Most Recent Corporate Rating means the most recent corporate rating in respect of the Borrower issued by Standard & Poor's (Australia) Pty Ltd and applying on the first day of an Interest Period.

         New Guarantee means the Guarantee and Indemnity dated 11
         December 2003 made between the Partnership, TXU8 and National Australia Bank Limited, the benefit of which was or will be assigned to ANZ Fiduciary Services Pty Ltd in accordance with the Amending Deed.

         Nominated E-Mail Address means the e-mail address notified to the Facility Agent in writing at least 5 days before any e-mail is sent by the Facility Agent or notice posted on the ANZIB eAgency website.

         Offer means the offers made by the Mandated Lead Arrangers and Underwriters on behalf of the Borrower as described in clause 20.1 ("Mandated Lead Arrangers and Underwriter representations").

         Option has the meaning given to that term in clause 8 of the Deed of Common Terms after the IPO Effective Date.

         Option Period has the meaning given to that term in clause 8 of the Deed of Common Terms after the IPO Effective Date.

         Original Guarantee means the Guarantee and Indemnity dated 24
         February 1999 made between the Partnership, Holdco, TXU8 and TXU9 in favour of National Australia Bank Limited as amended by a deed and an agreement each dated 22 February 2000, the benefit of which was or will be assigned to ANZ Fiduciary Services Pty Ltd in accordance with the Amending Deed.


         Partnership means the TXU Australia Holdings (Partnership)
         Limited Partnership being a limited partnership formed and registered under the Partnership Act 1958 of Victoria.

         Participation Fee has the meaning given to it in the Details.

         Potential Event of Default means an event which with the giving of notice or lapse of time would become an Event of Default.

         Proportion means, for a Financier:

         (a) in respect of a Facility, the proportion which its Commitment for that Facility bears to the Facility Limit for that Facility; and

         (b) in respect of the Facilities generally, the proportion which the total of its Commitments bears to the total of the Facility Limits.

         Receiver includes a receiver or receiver and manager.

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                65
                             26 February 2004

         Register means the register of Financiers to be established and maintained under clause 18 ("Register").

         Registrar means the person appointed under clause 18.1
         ("Appointment of Registrar") as the Registrar.

         Related Entity has the meaning it has in the Corporations Act 2001 (C'th).

         Relevant Country means any country, or political sub-division of one or more countries, or any federation or association of countries in which the Borrower is either incorporated or is resident or domiciled for any tax purpose or in which the Borrower carry on business or own or leases property or from which, or through which, any payment under a Bank Finance Document is made.

         Retiring Financier means a Financier that proposes to effect a novation of some or all of its obligations under the Bank Finance Documents (see clause 30 "Substitution of Financiers").

         Substitute Financier means a person who is to:

         (a) assume some or all of the obligations of a Retiring
             Financier under the Bank Finance Documents; and

         (b) acquire the Loan Notes relating to that assumption,

         (see clause 30 ("Substitution of Financiers and transfer of Loan Notes")).

         Substitution Agreement means an agreement substantially in the form of schedule 5 ("Form of Substitution Agreement (clause 30)"), completed as stated in that schedule and executed by each person expressed to be a party to it, or another document approved by the Facility Agent for the purpose of clause 30 ("Substitution of Financiers and transfer of Loan Notes").

         Tax Act means the Income Tax Assessment Act 1936 and the
         Income Tax Assessment Act 1997 (C'th).

         Taxes means taxes, levies, imposts, charges and duties
         (including stamp and transaction duties) imposed by any authority together with any related interest, penalties, fines and expenses in connection with them, except if imposed on, or calculated having regard to, the net income of the Facility Agent or a Financier.

         Total Amount Owing means, at any time,

         (a)      the total of all Amounts Owing; plus

         (b) all amounts which are then due for payment, or which will or may become due for payment, to the Facility Agent for its own account,

         in connection with any Bank Finance Document (including transactions in connection with them).

         Tranche A Facility means the facility described as such in the Details.

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                66
                             26 February 2004

         Tranche B Facility means the facility described as such in the Details.

         TXU means TXU Corp.

         Underwriting and Arrangement Fee Letter means the fee letter of that name dated on or about the date of this agreement between the Mandated Lead Arrangers and Underwriters and the Borrower.

         Underwriting Fee has the meaning given to it in the Details.

         Unutilised Facility Limit means, for a Facility, the Facility Limit for that Facility less the aggregate principal amount of the outstanding Loan Notes issued under that Facility.

         Utilisation Date means the date on which an issue of Loan Notes is or is to be made.

         Utilisation Notice means a completed notice containing the information and representations and warranties set out in schedule 3 ("Utilisation Notice (clause 2)").

         Utilised Commitment means, for a Financier, that Financier's Proportion of the aggregate principal amount of the outstanding Loan Notes issued under a Facility.

35.2     References to certain general terms

         Unless the contrary intention appears, a reference in a Bank Finance Document to:

         (a) a group of persons is a reference to any two or more of them jointly and to each of them individually;

         (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

         (c) an agreement, representation or warranty by two or more persons binds them jointly and each of them individually, but an agreement, representation or warranty by a Finance Party binds the Finance Party individually only;

         (d) anything (including an amount) is a reference to the whole and each part of it;

         (e) a document (including this agreement) includes any variation or replacement of it;

         (f) law means common law, principles of equity, and laws made by Parliament (and laws made by Parliament include State, Territory and Commonwealth laws and regulations and other instruments under them, and consolidations, amendments, re-enactments or replacements of any of them);

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                67
                             26 February 2004

         (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Act 2001 (C'th), or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

         (h) Australian dollars, dollars, $ or A$ is a reference to the lawful currency of Australia;

         (i)      a time of day is a reference to Melbourne time;

         (j) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

         (k) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns and includes a new partner in the Partnership;

         (l) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

         (m) a Review Event and any rights or obligations of a party in connection with a Review Event occurring shall only apply from the IPO Effective Date.

35.3     Number

         In a Bank Finance Document, the singular includes the plural and vice versa.

35.4     Headings

         In a Bank Finance Document, headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of the Bank Finance Document.

35.5     Senior Finance Document

         The Borrower and each Finance Party agree that this agreement is a Senior Finance Document for the purposes of the Deed of Common Terms.

-------------------------------------------------------------------------------
36       IPO

36.1     IPO Effective Date and New Borrower

         Each party to this agreement agrees that:

         (i) if the Borrower requests no later than 40 Business Days prior to the proposed IPO Effective Date that a Subsidiary of the TXUA Parent (other than the Borrower) ("New Borrower") be novated for all of the obligations and rights of the Borrower under the Bank Finance Documents; and

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                68
                             26 February 2004

(ii) the Borrower notifies the Facility Agent in writing that the New Borrower is required in connection with the proposed IPO then,

         each party agrees to negotiate in good faith to amend the Bank Finance Documents so that as at the IPO Effective Date, amongst other things, the New Borrower will assume all of the obligations of the Borrower under the Bank Finance Documents and shall become and be deemed to be a party to the Bank Finance Documents in the capacity of the Borrower with all the rights and obligations of the Borrower under the Bank Finance Documents as if it was named as a party to and had executed the Bank Finance Documents.

36.2     IPO Effective Date and IPO issuing entity is the Borrower

         Each party to this agreement agrees that if the Borrower informs the Facility Agent in writing no later than 40 Business Days prior to the proposed IPO Effective Date that it will be the IPO issuing entity then each party agrees to negotiate to amend the Bank Finance Documents at that time so that, amongst other things, TXU Australia Group Pty Ltd is not required to be an Obligor under the Deed of Common Terms.

36.3     Acknowledgments

         (a) The Borrower acknowledges and confirms that on and from the IPO Effective Date:

              (i) except as expressly provided by clause 36.1 ("IPO Effective Date and New Borrower") or 36.2 ("IPO Effective Date and IPO issuing entity is the Borrower"), nothing in this agreement prejudices or adversely affects any right, power, authority, discretion or remedy of the Finance Parties arising under the Bank Finance Documents; and

              (ii) the Borrower's obligations under the Bank Finance Documents are not discharged or released as a result of the IPO Effective Date; and

              (iii) except as expressly provided by clause 36.1("IPO Effective Date and New Borrower") and clause 36.2 ("IPO Effective Date and IPO issuing entity is the Borrower"), the obligations of the Borrower under the Bank Finance Documents are not changed or varied as a result of the matters contemplated by clause 36.1 ("IPO Effective Date and New Borrower") or clause
                       36.2 ("IPO Effective Date and IPO issuing entity is the Borrower"); and

              (iv)     references to the Guarantees will be taken to mean
                        the IPO Guarantee (as that term is defined in the Amending Deed).

         (b) Each of the parties to this agreement acknowledges and agrees that solely as a result of the IPO Effective Date occurring, the identity or the Commitment of a Financier is not changed.

EXECUTED as an agreement.

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                69
                             26 February 2004

Loan Note Subscription Agreement


Schedule 1 - Commitments (clause 35.1)

Financier -                              Tranche A Facility                                             Tranche B Facility

Australia and New Zealand                    $92,500,000                                                    $92,500,000
Banking Group Limited

Citibank, N.A.                               $57,500,000                                                    $57,500,000

Commonwealth Bank of                         $92,500,000                                                    $92,500,000
Australia

Westpac Banking                              $57,500,000                                                    $57,500,000
Corporation

BNP Paribas                                  $28,125,000                                                    $28,125,000

Credit Suisse First                          $20,000,000                                                    $20,000,000
Boston

ING Bank N.V. (Sydney                        $28,125,000                                                    $28,125,000
Branch)

JPMorgan Chase Bank                          $20,000,000                                                    $20,000,000

Mizuho Corporate Bank Ltd                    $28,125,000                                                    $28,125,000

------------------------------------------------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                                                        70
                             26 February 2004


National Australia Bank                      $57,500,000                                                    $57,500,000
Limited

The Bank of                                  $28,125,000                                                    $28,125,000
Tokyo-Mitsubishi, Ltd.
Melbourne Branch

UBS AG, Australia Branch                     $20,000,000                                                    $20,000,000

United Overseas Bank                         $20,000,000                                                    $20,000,000
Limited






-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                71
                             26 February 2004


Loan Note Subscription Agreement

Schedule 2 - Conditions precedent (clause 2.4)


Conditions to first issue

o Each item must be in form and substance satisfactory to all the Financiers (if that item is marked with an "*"),or the Facility Agent (if that item is not marked).

o Certification is to be by a director or secretary of the relevant entity that the item is true and complete as to the date no earlier than the date of this agreement.

 ------------------------------------------------------------------------------

       Item                                       Form             Required for

 1     Constitution (or equivalent).              Certified copy     Borrower

 2     Certificate of registration.               Certified copy     Borrower

 3     Extract of minutes of a meeting of the     Certified copy     Borrower
       entity's board of directors which
       evidences the resolutions:

       (a)   authorising the signing and delivery
             of the Bank Finance Document to which
             the entity is a party and the observance of obligations under those documents; and

       (b)   appointing Authorised Officers of the
             entity; and

       (c)   which acknowledge that the Bank Finance
             Document (to which the entity is a party) will benefit that entity.

 4     Each document which evidences any other    Certified copy     Borrower
       necessary corporate or other action of the entity in connection with the Bank Finance
       Document to which it is a party.

 5     Each authorisation of the entity           Certified copy     Borrower
       necessary to enter into the Transaction
       Documents to which it is a party and to
       comply with obligations under those
       documents and enforce those documents.

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                72
                             26 February 2004

 6     Each power of attorney under which a        Certified copy    Borrower
       person signs a Transaction Document for
       the entity showing evidence of stamping
       and evidence of registration if
       required by the Facility Agent.

 7     Specimen signature of:                     Certified copy     Borrower

       (a) each Authorised Officer of the entity;
           and

       (b) each other person who is authorised to sign and signs a Bank Finance Document for the entity.

 8     *This agreement, the Loan Note Deed        Original
       Poll and the Amending Deed:

       (a) fully signed;

       (b) evidence of stamping.

 9     *Legal opinions dealing with validity      Original
       and enforceability of the Bank Finance
       Documents from:

       (a)   Baker & McKenzie; and



       (b) Mallesons Stephen Jaques.

 10    Evidence that all fees and expenses        N/A
       payable by the Borrower on or
       before the date of first issue of
       Loan Notes have been paid.

 11    Evidence that the commitments of the       N/A                Borrower
       lenders under the existing facilities
       have been cancelled and all moneys
       owing under those facilities will be
       fully repaid contemporaneously with the
       first issue of Loan Notes.

 12    Evidence that no person contravenes or     Certificate        Borrower
       will contravene section 260A or 260D of
       the Corporations Act 2001 (C'th) by
       entering into the transactions
       contemplated by the Bank Finance
       Documents.
-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                73
                             26 February 2004

 13    Nomination of this document as a Bank      Original
       Finance Document in the Amending Deed.

 14    Evidence that the Deed of Common Terms     Original
       will be amended as contemplated in the
       Amending Deed on the Debt Refinance Date contemporaneously with the first issue of Loan Notes.















-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                74
                             26 February 2004

Loan Note Subscription Agreement

Schedule 3 - Utilisation Notice (clause 2)


To:          Australia and New Zealand      Banking Group Limited
             Level 12
             530 Collins Street
             Melbourne  Vic   3000
             ("Facility Agent")

Attention:   Transaction, Management & Execution Credit Origination and Sales

[Date]

Utilisation Notice - Loan Note Subscription Agreement between the Borrower, Australia and New Zealand Banking Group Limited as Facility Agent, the
Financiers and others dated [             ] ("Subscription Agreement")

Under clause 2.2 ("Requesting an issue") of the Subscription Agreement, the Borrower gives notice as follows.1

Issue under Facility2

The Borrower wants to issue Loan Notes under the Facility2.

o        The requested Utilisation Date is [           ]3.

o The aggregate principal amount of the proposed issue of Loan Notes is A$[ ]4.

o        The requested first Interest Period is [       ] ending on [insert
         maturity date]5.

o The subscription price payable for the proposed Loan Notes is to be paid to:

         Account number:   [                        ]
         Account name:     [                        ]
         Bank:             [                        ]
         Branch:           [                        ]
         BSB:              [                        ]

The Borrower represents and warrants that the representations and warranties in the Subscription Agreement are correct and not misleading on the date of this notice and that each will be correct and not misleading on the Utilisation Date.

The "Interpretation" clause of the Subscription Agreement applies to this notice as if it was fully set out in this notice.

.........................................
[Name of person] being
an Authorised Officer of
TXU Australia Holdings Pty Ltd

Instructions for completion
1     All items must be completed for the relevant Facility.
2     Here clearly identify the relevant Facility.

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                75
                             26 February 2004

3     Must be a Business Day within the availability period.
4 Must be A$10,000,000 or a whole multiple of A$5,000,000 (unless the Details specify otherwise).
5     Must be an Interest Period set out in the Details.
















-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                76
                             26 February 2004

Loan Note Subscription Agreement

Schedule 4 - Form of Loan Note Deed Poll



Loan Note Deed Poll

Interpretation - Definitions are at the end of this deed before the schedules.

------------------------------------------------------------------------------

Parties                   Borrower
-------------------------------------------------------------------------------

Borrower                  Name              TXU Australia Holdings Pty Ltd


                          ABN               97 086 006 859
                          Incorporated in:  Australia
                          Address:
                                            Level 33, 385 Bourke Street,
                                            Melbourne, Victoria
                          Fax:              (61 3) 8628 0925
                          Telephone:        (61 3) 8628 1000
                          Attention:        Assistant Treasurer
-------------------------------------------------------------------------------

Beneficiaries             Each person who from time to time is a Financier and
                          the Facility Agent.
-------------------------------------------------------------------------------

Subscription Agreement    Loan Note Subscription Agreement between Borrower,
                          the Facility Agent and the Financiers dated [      ].

Date of deed              See Signing page.

-------------------------------------------------------------------------------
1        The Loan Notes

1.1      Creation of Loan Notes

         The obligations of the Borrower under the Loan Notes are constituted by, and are set out in, this deed.

1.2      Undertakings and acknowledgment of debt

         The Borrower:

         (a)      agrees to pay principal and interest in respect of each Loan
                  Note issued to a Financier in accordance with the Subscription Agreement, the Loan Note and this deed; and

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                77
                             26 February 2004

         (b) acknowledges that it is indebted to each Financier for an amount equal to the aggregate outstanding principal amount of that Financier's Loan Notes.

1.3      Effect of payment of interest or redemption

         The obligations of the Borrower under clause 1.2 ("Undertakings and acknowledgments of debt") are discharged to the extent interest is paid on, or a Loan Note is redeemed in accordance with the Subscription Agreement.

-------------------------------------------------------------------------------
2        Rights and Obligations Of Financiers

2.1      Benefit and entitlement

         This deed is executed as a deed poll. The Loan Notes are issued on the condition that the Facility Agent and each Financier has the benefit of, and is entitled to enforce, this deed subject to the Bank Finance Documents even though it is not a party to, or is not in existence at the time of execution and delivery of, this deed.

2.2      Rights independent

         The Facility Agent and each Financier may enforce its rights under this deed independently from the Registrar and each other Financier, subject to the Bank Finance Documents.

2.3      Facility Agent and Financiers bound

         Each of the Facility Agent and each Financier (and any person claiming through or under a Financier) is bound by this deed. The Loan Notes are issued on the condition that the Facility Agent and each Financier is taken to have notice of, and be bound by this deed and the Subscription Agreement.

2.4      Directions to hold Deed Poll

         Each of the Facility Agent and each Financier is taken to have irrevocably instructed the Borrower that this deed is to be held by the Facility Agent as Registrar on its behalf.

2.5      Bank Finance Documents

         The Loan Notes are issued on the condition that each Financier is bound by the provisions of the Bank Finance Documents binding on the Financiers.

2.6      Loan Notes issued as a result of Offer

         Each Loan Note is issued as a result of the Offer. This is the case regardless of the time of issue.

-------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                78
                             26 February 2004

-------------------------------------------------------------------------------
3        Form, title and status

3.1      Registered form

         Each Loan Note takes the form of an entry in the Register. No certificate will be issued in respect of it, unless required by law.

3.2      Issue of Loan Notes by entry in Register

         A Loan Note is:

         (a) issued when details of the Loan Note are first entered in the Register; and

         (b) transferred when the details of the transfer are entered in the Register.

3.3      Effect of entries in Register

         Each entry in the Register in respect of a Loan Note constitutes:

         (a) an acknowledgment to the Financier registered as the holder the Loan Note by the Borrower of the indebtedness of the Borrower to that Financier under this deed;

         (b) an undertaking by the Borrower to the Financier registered as the holder of the Loan Note to make all payments of principal and interest in respect of the Loan Note in accordance with the terms of the Loan Note and this deed; and

         (c) an entitlement to the other benefits given to the Financiers and the Facility Agent under the Bank Finance Documents in respect of the relevant Loan Note.

3.4      Independent obligations

         Subject to the terms of the Subscription Agreement and the other Bank Finance Documents, the obligations of the Borrower in respect of each Loan Note constitute separate and independent obligations which the Financier to whom those obligations are owed is entitled to enforce without having to join any other Financier or any predecessor in title of a Financier.

3.5      Register conclusive as to ownership

         Entries in the Register in relation to a Loan Note constitute conclusive evidence that the person so entered is the absolute owner of the Loan Note subject to correction for fraud or error.

3.6      Holder absolutely entitled

         Upon a person acquiring title to any Loan Note by virtue of becoming registered as the owner of that Loan Note, all rights and entitlements arising by virtue of this deed in respect of that Loan Note vest absolutely in the registered owner of the Loan Note free of all equities. Any person who has previously been registered as the owner of the Loan Note does not have, and is not entitled to assert against the Borrower or the Registrar or the registered owner of the Loan Note for the time being and from time to time, any rights, benefits or entitlements in respect of the Loan Note.

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                79
                             26 February 2004

3.7      Status of Loan Notes

         The Loan Notes are direct, unsubordinated and unsecured obligations of the Borrower and rank at least equally among themselves with all other unsecured and unsubordinated obligations of the Borrower except for liabilities mandatorily preferred by law.

4        Transfers
------------------------------------------------------------------------------
4.1      Limit on transfer

         Each Loan Note may only be transferred in accordance with clause 30 of the Subscription Agreement ("Substitution of Financiers and transfer of Loan Notes") and this deed.

4.2      Transfer of all of Loan Note

         Each Loan Note may only be transferred in whole.

4.3      Registration of transfer

         The transferor of a Loan Note is taken to remain the holder of that Loan Note until the name of the transferee is entered in the Register in respect of that Loan Note.

5        Final redemption and early redemption
-------------------------------------------------------------------------------
         The Borrower agrees to redeem each Loan Note issued under a Facility in accordance with clause 5 of the Subscription Agreement ("Final redemption and early redemption").

6        Interest
-------------------------------------------------------------------------------
         The Borrower agrees to pay interest on each Loan Note issued under a Facility in accordance with the Subscription Agreement.

7        Payments
-------------------------------------------------------------------------------
         The Borrower agrees to make all payments under a Loan Note in accordance with Clause 7 of the Subscription Agreement ("Payments").

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                80
                             26 February 2004

-------------------------------------------------------------------------------
8        Governing law

         This deed poll and the Loan Notes are governed by the law in force in the place specified in the "Details" section of the Subscription Agreement. The Borrower submits to the non-exclusive jurisdiction of the courts of that place.

-------------------------------------------------------------------------------
9        Interpretation

         The "Interpretation" clause of the Subscription Agreement described above applies to this deed poll as if it was fully set out in this deed poll.

DATED

EXECUTED as a deed poll.

SIGNED, SEALED AND DELIVERED for TXU AUSTRALIA  )
HOLDINGS (PTY LTD by                            )
                                                )
under power of attorney dated                   )
                                                )
in the presence of:                             )
                                                )
.................................................)
Signature of witness                            )
                                                )
.................................................)
Name of witness (block letters)                 )
                                                )
.................................................) ............................
Address of witness                              ) By executing this deed the
                                                  attorney states that the
.................................................) attorney has received no
Occupation of witness                           ) notice of revocation of the
                                                  power of attorney


------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                81
                             26 February 2004

Loan Note Subscription Agreement

Schedule 5 - Form of Substitution Agreement (clause 30)



Substitution Agreement
Details
Interpretation - Definitions are at the end of this agreement.

------------------------------------------------------------------------------

Parties Borrower, Financiers, Facility Agent, Retiring Financier and Substitute Financier, as described below or in the Subscription Agreement described above.
------------------------------------------------------------------------------

Borrower                 Name               TXU Australia Holdings Pty Ltd:
                         ABN                97 086 006 859
                         Incorporated in    Australia

                         Address:
                                            Level 33, 385 Bourke Street,
                                            Melbourne, Victoria
                         Fax:               (61 3) 8628 0925
                         Telephone:         (61 3) 8628 1000
                         Attention:         Assistant Treasurer
-------------------------------------------------------------------------------

Retiring Financier       Name:


                         ABN/ACN/ARBN:
------------------------------------------------------------------------------

Substitute Financier     Name:


                         Lending office:


                         ABN/ACN/ARBN:


                         Fax:


                         Telephone:


                         Attention:
------------------------------------------------------------------------------

Facility Agent           Name:  Australia and New Zealand Banking Group Limited


                         ABN:  11 005 357 522
------------------------------------------------------------------------------

Subscription Agreement   Loan Note Subscription Agreement between Borrower, the
                         Facility Agent and the Financiers dated [          ].
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                82
                             26 February 2004

Substituted          Facility    Retiring      Retiring      Substitute     Substitute  Transferred
Commitment           name        Financier's   Financier's   Financier's    Financier's Loan Notes 2
                                 Commitment    Utilised      Substitution   Substitution
                                               Commitment    Commitment1    Amount
----------------------------------------------------------------------------------------------------

Tranche A Facility   <                         $             $              $
                                 -------------------------------------------------------------------

Tranche B Facility   <                         $             $              $
-----------------------------------------------------------------------------------------------------
Substitution Date3
-----------------------------------------------------------------------------------------------------
Governing law                    Victoria
-----------------------------------------------------------------------------------------------------
Date of Substitution Agreement   See Signing page.
-----------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                83
                             26 February 2004

Instructions for completion
1 Must not be less than $5,000,000 unless all of the Retiring Financier's Commitment is being substituted, or unless the Facility Agent agrees otherwise.
2 As each Loan Note has a principal amount of $1.00, the number of Loan Notes transferred must equal the Substitution Amount.
3 Must be an Interest Payment Date unless the Facility Agent otherwise agrees.














------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                84
                             26 February 2004

General terms

Interpretation - Definitions are at the end of this agreement.
-------------------------------------------------------------------------------
1        Substitution

1.1      Payments to be made

         The Substitute Financier agrees to pay to the Retiring Financier the total of the Substitution Amount for each Facility.

         These payments are to be made on the Substitution Date.

1.2      Substitution effected

         A substitution in respect of a Facility, and the corresponding transfer of Loan Notes, takes effect when the Substitute Financier pays the Retiring Financier the Substitution Amount for that Facility and the Registrar enters the details of the transfer in the Register. The Facility Agent, as Registrar, agrees to enter the details of the transfer on the date the payment of the Substitution Amount is made.

         By paying the Retiring Financier, the Substitute Financier is taken to have advanced the Substitution Amount to the Borrower on the terms of the Subscription Agreement.

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2        Rights and obligations of parties

2.1      Substitution and transfer of Loan Notes

         With effect on and from the time the substitution takes effect:

         (a) no party to the Bank Finance Documents has any further obligation to the Retiring Financier in relation to the Substituted Commitment; and

         (b) the Retiring Financier has no further obligations to any other party to the Bank Finance Documents in relation to the Substituted Commitment; and

         (c) the Substitute Financier has rights which are identical to the rights which the Retiring Financier had in respect of the Substituted Commitment; and

        (d) the Substitute Financier assumes obligations towards each of the parties to the Bank Finance Documents which are identical to the obligations which the Retiring Financier had in respect of the Substituted Commitment; and

        (e) the Substitute Financier is taken to be a party to the Subscription Agreement and is bound by its terms; and

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                85
                             26 February 2004

        (f) a reference in the Subscription Agreement to "Financier" includes a reference to the Substitute Financier; and

        (g) the Substitute Financier is taken to have a Commitment for each Facility equal to its Substitution Commitment for that Facility; and

        (h) the Substitute Financier is taken to have had, at the time the substitution takes effect, a Utilised Commitment for each Facility equal to its Substitution Amount for that Facility; and

        (i) the Retiring Financier is taken to have a Commitment for each Facility equal to its Commitment for that Facility immediately before the substitution takes effect less the Substitution Commitment for that Facility; and

        (j) the Retiring Financier is taken to have had, at the time the substitution takes effect, a Utilised Commitment for each Facility equal to its Utilised Commitment for that Facility immediately before the substitution takes effect less the Substitution Amount for that Facility; and

        (k) the Substitute Financier is taken to be the holder of the Transferred Loan Notes; and

        (l) the Substitute Financier is taken to have appointed the Facility Agent to act as its agent in connection the Bank Finance Documents in accordance with the Bank Finance Documents.

         In paragraphs (c) and (d) a reference to "identical" rights or obligations is a reference to rights or obligations substantially identical in character to those rights or obligations rather than identical as to the person entitled to them or obliged to perform them.

2.2      Other rights and obligations not affected

         Despite anything contained in this agreement, the Facility Agent, the Retiring Financier and all other parties to the Subscription Agreement remain entitled to their rights and bound by their obligations in respect of a Substituted Commitment which have accrued up to and including when the substitution takes effect. This includes accrued interest and amounts in the nature of interest and fees due in respect of the Substituted Commitment up to that time. The expression "Financier" in the Bank Finance Documents includes a Retiring Financier who remains entitled to any amount under this clause 2.2.

-------------------------------------------------------------------------------
3        Acknowledgments

3.1      Receipt of documents

         The Substitute Financier acknowledges that it has received a copy of the Bank Finance Documents together with the other information which it has required in connection with this agreement.

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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                86
                             26 February 2004

3.2      Withholding tax

         The Substitute Financier acknowledges that it is not an Associate of the Borrower and if it is, it will not be entitled to any additional payments referable to Australian IWT which may be deducted from interest paid to it.

-------------------------------------------------------------------------------
4        Payments

         From when a substitution takes effect, the Facility Agent agrees to make all payments due under the Bank Finance Documents in connection with the Substituted Commitment to the Substitute Financier without having any further responsibility to the Retiring Financier in respect of it.

         The Retiring Financier and the Substitute Financier agree to make between themselves the payments and adjustments which they agree with respect to accrued interest and amounts in the nature of interest, fees, Costs and other amounts attributable to the Substituted Commitment which accrue before the substitution.
-------------------------------------------------------------------------------
5        Notices

         The address particulars of the Substitute Financier for the purpose of the "Details" section of the Subscription Agreement are set out in the Details.
-------------------------------------------------------------------------------
6        General

         The "Interpretation" clause of the Subscription Agreement applies to this agreement as if it was fully set out in this agreement.

-------------------------------------------------------------------------------
7        Definitions

         These meanings apply unless the contrary intention appears:

         Facility means a facility referred to in the "Substituted Commitment" item of the "Details" section of this agreement.

         Retiring Financier means the person so described in the "Details" section of this agreement.

         Substituted Commitment for a Facility means that part of the Retiring Financier's Commitment and Utilised Commitment for that Facility equal to the Substitution Commitment and Substitution Amount for that Facility.

         Substitution Amount for a Facility and a Substitute Financier means the amount so described in the "Details" section of this agreement under "Substituted Commitment".

         Substitution Commitment for a Facility and a Substitute Financier means the amount so described in the "Details" section of this agreement under "Substituted Commitment".

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                87
                             26 February 2004

         Substitution Date is set out in the "Details" section of this agreement.

         Substitute Financier means the person so described in the "Details" section of this agreement.

         Subscription Agreement means the agreement so described in the "Details" section of this agreement.

         Transferred Loan Notes means the Loan Notes to be transferred to the Substitute Financier as described in the Details sections of this agreement.


EXECUTED as an agreement.

Signed by the Facility Agent on behalf of all parties to this agreement other than the Substitute Financier and the Retiring
Financier.

[Insert execution clauses for Facility Agent, Retiring Financier and Substitute
Financier]




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(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                88
                             26 February 2004

Loan Note Subscription Agreement

Schedule 6 - Interest Period Notice (clause 4)




To:        Australia and New Zealand Banking Group Limited
           Level 12
           530 Collins Street
           Melbourne  Vic   3000("Facility Agent")
Attention: Transaction, Management and  Execution Credit Origination and Sales

[Date]


Interest Period Notice - Loan Note Subscription Agreement between the Borrower, Australia and New Zealand Banking Group Limited as Facility Agent, the
Financiers and others dated [        ] ("Subscription Agreement")

Under clause 4.2 ("Notification of Interest Period") of the Subscription Agreement, the Borrower gives notice as follows:

o        Principal amount of Loan Notes is A$[  ].

o        Maturing Interest Payment Date is [    ].

o        The requested next Interest Period is [  ].1

The Borrower represents and warrants that the representations and warranties in the Subscription Agreement are correct and not misleading on the date of this notice and that each will be correct and not misleading on the first day of an Interest Period.

The "Interpretation" clause of the Subscription Agreement applies to this notice as if it was fully set out in this notice.



..........................................
[Name of person] being
an Authorised Officer of
TXU Australia Holdings Pty Ltd






Instructions for completion

1  Must be an Interest Period set out in the details.


------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                89
                             26 February 2004

Loan Note Subscription Agreement

Signing page



DATED:  26 February 2004

Borrower


SIGNED for TXU AUSTRALIA                )
HOLDINGS PTY LTD by                     )
John Gordon Atkin                       )
under power of attorney dated           )
23 February 2004                        )
in the presence of:                     )
                                        )
                                        )
/s/Theo Kindynis                        )
----------------------------------------
Signature of witness                    )
                                        )
Theo Kindynis                           )
----------------------------------------
                                        )
Name of witness (block letters)         )
                                        )
39/525 Collins St. Melb.                )   /s/John Gordon Atkin
----------------------------------------)   ---------------------------
                                        )    By executing this agreement the
Address of witness                      )    attorney states that the attorney
                                        )    has received no notice of
Solicitor                               )    revocation of the power of attorney
----------------------------------------)
Occupation of witness                   )
                                        )
                                        )
                                        )


------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                90
                             26 February 2004

Financiers

SIGNED by Alison C. Larsson                        )
                                                   )
as attorney for AUSTRALIA AND NEW                  )
ZEALAND BANKING GROUP                              )
LIMITED under power of attorney dated              )
9 October 1992                                     )
in the presence of:                                )
                                                   )
/s/Rebecca Keep                                    )
------------------------------------------------   )
                                                   )
Signature of witness                               )
                                                   )
Rebecca Keep                                       )
------------------------------------------------   )
                                                   )
Name of witness (block letters)                    )/s/Alison C. Larsson
Level 28, 525 Collins St.                          )-------------------------
Melbourne VIC 3000                                 )By executing this agreement
                                                   )the attorney states that the
                                                   )attorney has received no
------------------------------------------------   )notice of revocation of the
Address of witness                                 )power of attorney
                                                   )

Solicitor
------------------------------------------------
Occupation of witness

SIGNED by Brad Glynne                              )
and Dougal Thomson                                 )
as attorneys for CITIBANK, N.A. under power of     )
attorney dated 20 August 1996                      )
                                                   )
in the presence of:                                )
                                                   )
/s/Rebecca Keep                                    )
------------------------------------------------   )
                                                   )
Signature of witness                               )
                                                   )   /s/Brad Glynne
Rebecca Keep                                       )
------------------------------------------------   )
                                                   )
Name of witness (block letters)                    )   /s/Dougal Thomson
                                                   )   -----------------
Level 28, 525 Collins St.                          )   By executing this
Melbourne VIC 3000                                 )   agreement the attorneys
------------------------------------------------   )   state that the attorneys
                                                   )   have received no notice
                                                       of revocation of the
Address of witness                                     power of attorney

Solicitor
------------------------------------------------
Occupation of witness

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                91
                             26 February 2004

SIGNED by                                          )
Nicholas Sankey                                    )
as attorney for COMMONWEALTH BANK OF AUSTRALIA     )
under power of attorney dated 17/11/97             )
                                                   )
in the presence of:                                )
                                                   )
/s/Rebecca Keep                                    )
------------------------------------------------
                                                   )
Signature of witness                               )
                                                   )
Rebecca Keep                                       )
------------------------------------------------
                                                   )
Name of witness (block letters)                    ) /s/Nicholas Sankey
                                                      ------------------
Level 28, 525 Collins St.                          )  By executing this
Melbourne VIC 3000                                 )  agreement the attorney
------------------------------------------------   )  states that the attorney
                                                      has received no
                                                      notice of revocation of
                                                      the power of attorney
Address of witness

Solicitor
-------------------------------------------------- )
Occupation of witness



SIGNED by                                          )
Michael Thompson                                   )
as attorney for WESTPAC BANKING CORPORATION under  )
power of attorney dated 23 December 2003           )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Rebecca Keep                                    )
------------------------------------------------
                                                   )
Signature of witness                               )
                                                   )
Rebecca Keep                                       )
------------------------------------------------   )
Name of witness (block letters)                    )/s/Michael Thompson
Level 28, 525 Collins St.                          )-------------------
Melbourne VIC 3000                                 )By executing this agreement
                                                   )the attorney states that the
                                                   )attorney has received no
------------------------------------------------   )notice of revocation of
Address of witness                                 )the power of attorney
                                                   )
Solicitor                                          )
------------------------------------------------
Occupation of witness                              )



------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                92
                             26 February 2004

SIGNED by                                          )
                                                   )
as attorney for BNP PARIBAS under power of         )
attorney dated 24 February 2004                    )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Emma Sutherland                                 )
------------------------------------------------
                                                   )
Signature of witness                               )
                                                   )
Emma Sutherland                                    )
------------------------------------------------
Name of witness (block letters)                    ) /s/Jeffrey Clark
                                                   )  ----------------
                                                   ) By executing this
                                                     agreement the attorney
28/525 Collins St. Melbourne VIC 3000              ) states that the attorney
------------------------------------------------   ) has received no
Address of witness                                 ) notice of revocation of
                                                   ) the power of attorney
Articled Clerk                                     )
------------------------------------------------   )
Occupation of witness                              )
                                                   )

SIGNED by                                          )
                                                   )
as attorney for CREDIT SUISSE FIRST BOSTON under   )
power of attorney dated                            )
25 February 2004                                   )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Emma Sutherland                                 )
------------------------------------------------
                                                   )
Signature of witness                               )
                                                   )
Emma Sutherland                                    ) /s/Jeffrey Clark
------------------------------------------------     ----------------
Name of witness (block letters)                    )  By executing this
                                                   )  agreement the attorney
28/525 Collins St. Melbourne VIC 3000              )  states that the attorney
------------------------------------------------   )  has received no notice of
Address of witness                                 )  revocation of the power of
                                                   )  attorney
Articled Clerk                                     )
------------------------------------------------   )
Occupation of witness                              )

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                93
                             26 February 2004

SIGNED by                                          )
                                                   )
as attorney for ING BANK N.V. SYDNEY BRANCH under  )
power of attorney dated 26 February 2004           )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Emma Sutherland                                 )
------------------------------------------------
                                                   )
Signature of witness                               )
                                                   )
Emma Sutherland                                    )
------------------------------------------------   )
Name of witness (block letters)                    )/s/Jeffrey Clark
                                                     ----------------
                                                   ) By executing this
                                                   ) agreement the attorney
28/525 Collins St. Melbourne VIC 3000              ) states that the attorney
------------------------------------------------   ) has received no notice of
Address of witness                                 ) revocation of the power of
                                                   ) attorney
Articled Clerk                                     )
------------------------------------------------   )
Occupation of witness                              )
                                                   )

SIGNED by                                          )
                                                   )
as attorney for JPMORGAN CHASE BANK under power of )
attorney dated                                     )
25 February 2004                                   )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Emma Sutherland                                 )
------------------------------------------------   )
                                                   )
Signature of witness                               )
                                                   )
Emma Sutherland                                    )/s/Jeffrey Clark
------------------------------------------------   )----------------
Name of witness (block letters)                    )By executing this agreement
                                                   )the attorney states that
28/525 Collins St. Melbourne VIC 3000              )the attorney has received
------------------------------------------------   )no notice of revocation of
Address of witness                                 )the power of attorney
                                                   )
Articled Clerk                                     )
------------------------------------------------   )
Occupation of witness                              )


------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                94
                             26 February 2004

SIGNED by                                          )
                                                   )
as attorney for MIZUHO CORPORATE BANK, LTD under   )
power of attorney dated 24 February 2004           )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Emma Sutherland                                 )
------------------------------------------------   )
                                                   )
Signature of witness                               )
                                                   )
Emma Sutherland                                    )
------------------------------------------------   )
Name of witness (block letters)                    )/s/Jeffrey Clark
                                                   )----------------
                                                   ) By executing this
                                                   ) agreement the attorney
28/525 Collins St. Melbourne VIC 3000              ) states that the attorney
------------------------------------------------   ) has received no notice of
Address of witness                                 ) revocation of the power of
                                                   ) attorney
Articled Clerk                                     )
------------------------------------------------   )
Occupation of witness                              )
                                                   )
                                                   )
SIGNED by                                          )
                                                   )
as attorney for NATIONAL AUSTRALIA BANK LIMITED    )
under power of attorney dated 28/2/91              )
                                                   )
in the presence of:                                )
                                                   )
                                                   )
/s/Rebecca Keep                                    )
------------------------------------------------   )
                                                   )
Signature of witness                               )
                                                   )
Rebecca Keep                                       )
------------------------------------------------   )
Name of witness (block letters)                    ) /s/Paul Crowe
                                                   )  -------------
Level 28, 525 Collins St.                          )  By executing this
Melbourne VIC 3000                                 )  agreement the attorney
------------------------------------------------   )  states that the attorney
Address of witness                                 )  has received no notice of
                                                   )  revocation of the power of
                                                   )  attorney
Solicitor                                          )
------------------------------------------------   )
Occupation of witness                              )
                                                   )


------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                95
                             26 February 2004

SIGNED by                                            )
                                                     )
as attorney for THE BANK OF TOKYO - MITSUBISHI,      )
LTD. MELBOURNE BRANCH under power of attorney        )
dated                                                )
31 October 2003                                      )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
                                                     )
Signature of witness                                 )
                                                     )/s/Saburo Yao
Rebecca Keep                                         )-------------------------
------------------------------------------------     )By executing this
Name of witness (block letters)                      )agreement the attorney
Level 28, 525 Collins St.                            )states that the attorney
Melbourne VIC 3000                                   )has received no notice of
------------------------------------------------     )revocation of the power of
Address of witness                                   )attorney
                                                     )
Solicitor                                            )
------------------------------------------------     )
Occupation of witness

SIGNED by                                            )
Jeffrey Clark                                        )
as attorney for UBS AG, AUSTRALIA BRANCH under       )
power of attorney dated                              )
24 February 2004                                     )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
                                                     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      ) /s/Jeffrey Clark
------------------------------------------------     ) ----------------
Name of witness (block letters)                      ) By executing this
                                                     ) agreement the attorney
28/525 Collins St Melbourne VIC 3000                 ) states that the attorney
------------------------------------------------     ) has received no notice of
Address of witness                                   ) revocation of the power
                                                     ) of attorney
                                                     )
Articled Clerk                                       )
------------------------------------------------
Occupation of witness                                )

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                96
                             26 February 2004

SIGNED by                                            )
Jeffrey Clark                                        )
as attorney for UNITED OVERSEAS BANK LIMITED under   )
power of attorney dated 25 February 2004             )
                                                     )
in the presence of:                                  )
                                                     )
                                                     )
/s/Emma Sutherland                                   )
------------------------------------------------     )
                                                     )
Signature of witness                                 )
                                                     )
Emma Sutherland                                      )
------------------------------------------------     )
Name of witness (block letters)                      )/s/Jeffrey Clark
                                                     ) ----------------
                                                     ) By executing this
                                                     ) agreement the attorney
28/525 Collins St Melbourne VIC 3000                 ) states that the attorney
------------------------------------------------     ) has received no notice
Address of witness                                   ) of revocation of the
                                                     ) power of attorney
Articled Clerk                                       )
------------------------------------------------     )
Occupation of witness                                )


Facility Agent

SIGNED by                                            )
                                                     )
as attorney for AUSTRALIA AND NEW                    )
ZEALAND BANKING) GROUP                               )
LIMITED under power of attorney dated                )
9 October 1992                                       )
in the presence of:                                  )
                                                     )
                                                     )
/s/Rebecca Keep                                      )
------------------------------------------------     )
                                                     )
Signature of witness                                 )
                                                     )
Rebecca Keep                                         )
------------------------------------------------     )
                                                     )/s/Greg Miller
                                                     )--------------
Name of witness (block letters)                      ) By executing this
Level 28, 525 Collins St.                            ) agreement the attorney
Melbourne VIC 3000                                   ) states that the attorney
------------------------------------------------     ) has received no notice
                                                     ) of revocation of
                                                     ) the power of attorney
Address of witness                                   )
                                                     )
Solicitor                                            )
------------------------------------------------     )
                                                     )
Occupation of witness

------------------------------------------------------------------------------
(c) Mallesons Stephen Jaques Loan Note Subscription Agreement                97
                             26 February 2004

Loan Note Subscription Agreement
Contents

















-------------------------------------------------------------------------------
(C)Mallesons Stephen Jaques  Loan Note Subscription Agreement
                             26 February 2004